EXHIBIT 10.24






                    CBC INSURANCE REVENUE SECURITIZATION, LLC

      3.52% Insurance Revenue Asset-Backed Notes, Class A-1, Series 2002-A

      5.54% Insurance Revenue Asset-Backed Notes, Class A-2, Series 2002-A

       7.65% Insurance Revenue Asset-Backed Notes, Class B, Series 2002-A

       8.88% Insurance Revenue Asset-Backed Notes, Class C, Series 2002-A



                               __________________


                                    INDENTURE

                           Dated as of October 1, 2002

                                     between

                   CBC INSURANCE REVENUE SECURITIZATION, LLC,
                                    as Issuer

                                       and

                           BNY MIDWEST TRUST COMPANY,

              not in its individual capacity, but solely as Trustee


                               __________________

TABLE OF CONTENTS

                                                                                                               PAGE


ARTICLE I           DEFINITIONS AND INCORPORATION BY REFERENCE...................................................2

         Section 1.1.          Definitions.......................................................................2

         Section 1.2.          Rules of Construction.............................................................7

ARTICLE II          THE NOTES....................................................................................7

         Section 2.1.          Form..............................................................................7

         Section 2.2.          Execution, Authentication and Delivery............................................8

         Section 2.3.          Temporary Notes...................................................................9

         Section 2.4.          Registration; Registration of Transfer and Exchange...............................9

         Section 2.5.          Mutilated, Destroyed, Lost or Stolen Notes.......................................10

         Section 2.6.          Person Deemed Owner..............................................................11

         Section 2.7.          Payment of Principal and Interest................................................11

         Section 2.8.          Cancellation.....................................................................12

         Section 2.9.          Certain Transfer Restrictions....................................................12

         Section 2.10.         Legending of Notes...............................................................15

         Section 2.11.         Book-Entry Notes.................................................................16

         Section 2.12.         Notices to Clearing Agency.......................................................17

         Section 2.13.         Definitive Notes.................................................................17

         Section 2.14.         Non-Qualified Purchaser Redemption...............................................17

         Section 2.15.         Certain Transfer Provisions......................................................18

ARTICLE III         REPRESENTATIONS, WARRANTIES AND COVENANTS...................................................19

         Section 3.1.          Payment of Principal and Interest................................................19

         Section 3.2.          Maintenance of Office or Agency..................................................19

         Section 3.3.          Money for Payments To Be Held in Trust...........................................20

         Section 3.4.          Existence........................................................................21

         Section 3.5.          Protection of Trust Estate.......................................................21

         Section 3.6.          Opinions as to Receivables.......................................................22

         Section 3.7.          Performance of Obligations; Servicing of Receivables.............................22

         Section 3.8.          Negative Covenants...............................................................24

         Section 3.9.          Annual Statement as to Compliance................................................24

         Section 3.10.         Consolidation and Disposition of Assets..........................................25

                                      -i-

TABLE OF CONTENTS
(continued)

                                                                                                               PAGE


         Section 3.11.         Release of Issuer................................................................25

         Section 3.12.         No Other Business................................................................25

         Section 3.13.         No Borrowing.....................................................................25

         Section 3.14.         Servicer's Obligations...........................................................25

         Section 3.15.         Guarantees, Loans, Advances and Other Liabilities................................25

         Section 3.16.         Capital Expenditures.............................................................26

         Section 3.17.         Restricted Payments..............................................................26

         Section 3.18.         Notice of Events of Default......................................................26

         Section 3.19.         Further Instruments and Acts.....................................................26

         Section 3.20.         Compliance with Laws.............................................................26

         Section 3.21.         Amendments of Sale and Servicing Agreement.......................................26

         Section 3.22.         Tax Characterization.............................................................27

         Section 3.23.         Investment Company Act...........................................................27

         Section 3.24.         Separate Corporate Existence.....................................................27

         Section 3.25.         Delivery of Collections..........................................................29

         Section 3.26.         Use of Proceeds..................................................................29

         Section 3.27.         Sale and Servicing Agreement.....................................................29

         Section 3.28.         Bulk Transfer Laws...............................................................29

         Section 3.29.         Name and Other Changes...........................................................30

         Section 3.30.         Indenture Collateral.............................................................30

ARTICLE IV          SATISFACTION AND DISCHARGE..................................................................30

         Section 4.1.          Satisfaction and Discharge of Indenture..........................................30

         Section 4.2.          Application of Trust Money.......................................................31

         Section 4.3.          Payment of Moneys Held by Paying Agent...........................................32

         Section 4.4.          Release of Trust Estate..........................................................32

ARTICLE V           EVENTS OF DEFAULT; REMEDIES.................................................................32

         Section 5.1.          Events of Default................................................................32

         Section 5.2.          Rights upon Event of Default.....................................................33

         Section 5.3.          Collection of Indebtedness and Suits for Enforcement by Trustee..................34

         Section 5.4.          Remedies.........................................................................36

                                      -ii-

TABLE OF CONTENTS
(continued)

                                                                                                               PAGE


         Section 5.5.          Optional Preservation of the Receivables.........................................36

         Section 5.6.          Priorities.......................................................................37

         Section 5.7.          Limitation of Suits..............................................................37

         Section 5.8.          Unconditional Rights of Noteholders To Receive Principal and Interest............38

         Section 5.9.          Restoration of Rights and Remedies...............................................38

         Section 5.10.         Rights and Remedies Cumulative...................................................38

         Section 5.11.         Delay or Omission Not a Waiver...................................................38

         Section 5.12.         Control by Noteholders...........................................................38

         Section 5.13.         Waiver of Past Defaults..........................................................39

         Section 5.14.         Undertaking for Costs............................................................39

         Section 5.15.         Waiver of Stay or Extension Laws.................................................40

         Section 5.16.         Action on Notes..................................................................40

         Section 5.17.         Performance and Enforcement of Certain Obligations...............................40

ARTICLE VI          THE TRUSTEE.................................................................................40

         Section 6.1.          Duties of Trustee................................................................40

         Section 6.2.          Rights of Trustee................................................................42

         Section 6.3.          Individual Rights of Trustee.....................................................44

         Section 6.4.          Trustee's Disclaimer.............................................................44

         Section 6.5.          Notice of Defaults and Rating Agency Action......................................44

         Section 6.6.          Reports by Trustee to Holders....................................................44

         Section 6.7.          Compensation and Indemnity.......................................................44

         Section 6.8.          Replacement of Trustee...........................................................45

         Section 6.9.          Successor Trustee by Merger......................................................47

         Section 6.10.         Appointment of Co-Trustee or Separate Trustee....................................47

         Section 6.11.         Eligibility; Disqualification....................................................48

         Section 6.12.         Appointment and Powers...........................................................48

         Section 6.13.         Limitation on Liability..........................................................49

         Section 6.14.         Reliance upon Documents..........................................................49

         Section 6.15.         Representations and Warranties of the Trustee....................................49

         Section 6.16.         Waiver of Setoffs................................................................50

                                      -iii-

TABLE OF CONTENTS
(continued)

                                                                                                               PAGE


ARTICLE VII         NOTEHOLDERS' LISTS AND REPORTS..............................................................50

         Section 7.1.          Issuer to Furnish Trustee Names and Addresses of Noteholders.....................50

         Section 7.2.          Preservation of Information, Communications to Noteholders.......................50

         Section 7.3.          Reports by Issuer................................................................51

ARTICLE VIII        ACCOUNTS, DISBURSEMENTS AND RELEASES........................................................51

         Section 8.1.          Collection of Money..............................................................51

         Section 8.2.          Trust Accounts...................................................................51

         Section 8.3.          General Provisions Regarding Accounts............................................51

ARTICLE IX          SUPPLEMENTAL INDENTURES.....................................................................52

         Section 9.1.          Supplemental Indentures Without Consent of Noteholders...........................52

         Section 9.2.          Supplemental Indentures With Consent of Noteholders..............................53

         Section 9.3.          Execution of Supplemental Indentures.............................................54

         Section 9.4.          Effect of Supplemental Indenture.................................................54

         Section 9.5.          Reference in Notes to Supplemental Indentures....................................54

ARTICLE X           REDEMPTION OF NOTES.........................................................................55

         Section 10.1.         Redemption.......................................................................55

         Section 10.2.         Form of Redemption Notice........................................................55

         Section 10.3.         Notes Payable on Redemption Date.................................................55

ARTICLE XI          MISCELLANEOUS...............................................................................56

         Section 11.1.         Compliance Certificates and Opinions, etc........................................56

         Section 11.2.         Form of Documents Delivered to Trustee...........................................57

         Section 11.3.         Acts of Noteholders..............................................................58

         Section 11.4.         Notices, etc., to Trustee, Issuer and Rating Agency..............................59

         Section 11.5.         Notices to Noteholders; Waiver...................................................59

         Section 11.6.         Waiver of Trial by Jury..........................................................60

         Section 11.7.         Effect of Headings and Table of Contents.........................................60

         Section 11.8.         Successors and Assigns...........................................................60

         Section 11.9.         Severability.....................................................................60

         Section 11.10.        Benefits of Indenture............................................................60

         Section 11.11.        Legal Holidays...................................................................60

                                      -iv-

TABLE OF CONTENTS
(continued)

                                                                                                               PAGE


         Section 11.12.        GOVERNING LAW....................................................................60

         Section 11.13.        Counterparts.....................................................................61

         Section 11.14.        Recording of Indenture...........................................................61

         Section 11.15.        Trust Obligation.................................................................61

         Section 11.16.        No Petition......................................................................61

         Section 11.17.        Inspection.......................................................................61


Exhibit A-1 - Form of Class A-1 Note
Exhibit A-2 - Form of Class A-2 Note
Exhibit B - Form of Class B Note
Exhibit C - Form of Class C Note
Exhibit D - Note Depository Agreement
Exhibit E - List of Authorized Officers of Issuer

         This INDENTURE, dated as of October 1, 2002 is between CBC INSURANCE REVENUE SECURITIZATION, LLC, a Delaware limited liability company (the "Issuer"), and BNY MIDWEST TRUST COMPANY, an Illinois corporation, not in its individual capacity, but solely as trustee (the "Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's 3.52% Insurance Revenue Asset-Backed Notes, Class A-1, Series 2002-A (the "Class A-1 Notes"), 5.54% Insurance Revenue Asset-Backed Notes, Class A-2, Series 2002-A (the "Class A-2 Notes" and, together with the Class A-1 Notes, the "Class A Notes"), 7.65% Insurance Revenue Asset-Backed Notes, Class B, Series 2002-A (the "Class B Notes") and 8.88% Insurance Revenue Asset-Backed Notes, Class C, Series 2002-A (the "Class C Notes"; and, together with the Class A Notes and the Class B Notes, the "Notes"):

         As security for the payment and the performance by the Issuer of the Secured Obligations, the Issuer has agreed to assign the Indenture Collateral as collateral to the Trustee for the benefit of the Secured Parties, as their respective interests may appear.

                                 GRANTING CLAUSE

         The Issuer hereby Grants to the Trustee at the Closing Date, on behalf of and for the benefit of the Secured Parties in order to secure the payment and performance of the Secured Obligations, all of the Issuer's right, title and interest in and to (a) the Receivables, all monies received thereunder after the Cutoff Date and all proceeds with respect to such Receivables; (b) the Receivables Files related to each Receivable; (c) the Existing Bank Accounts, the Lock-Box Account and the Trust Accounts and all funds on deposit from time to time in the Existing Bank Accounts, the Lock-Box Account and the Trust Accounts and in all investments and proceeds thereof (including all income thereon); (d) the Sale and Servicing Agreement, including the right to cause the Seller or the Servicer to repurchase Receivables under certain circumstances; and (e) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or in lieu of the foregoing, including all proceeds of the conversion, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Indenture Collateral").

         The Trustee on behalf of the Holders of the Notes acknowledges such Grant. The Trustee on behalf of the Holders of the Notes accepts the trusts under this Indenture in accordance with the provisions of this Indenture.

                                    ARTICLE I
                   Definitions and Incorporation by Reference
                   ------------------------------------------

         SECTION 1.1.  Definitions.

         (a) Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture.

         "1940 Act" means the Investment Company Act of 1940, as amended.

         "Accredited Investor" has the meaning specified in Rule 501(a) of Regulation D under the Securities Act.

         "Act" has the meaning specified in Section 11.3(a).

         "Authorized Officer" means, with respect to the Issuer, the sole member or any officer of the Issuer who is authorized to act for the Issuer in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Issuer to the Trustee on the Closing Date attached hereto as Exhibit E (as such Exhibit E may be modified or supplemented from time to time thereafter).

         "Book-Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.11.

         "Class A Notes" has the meaning set forth in the second paragraph of this Indenture.

         "Class A-1 Notes" has the meaning set forth in the second paragraph of this Indenture. Each Class A-1 Note will be substantially in the form of Exhibit A-1.

         "Class A-2 Notes" has the meaning set forth in the second paragraph of this Indenture. Each Class A-2 Note will be substantially in the form of Exhibit A-2.

         "Class B Notes" has the meaning set forth in the second paragraph of this Indenture. Each Class B Note will be substantially in the form of Exhibit B.

         "Class C Notes" has the meaning set forth in the second paragraph of this Indenture. Each Class C Note will be substantially in the form of Exhibit C.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act that has been designated as the "Clearing Agency" for purposes of this Indenture.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

         "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

         "Definitive Notes" has the meaning specified in Section 2.11.

         "Eligible Account" means (a) a segregated trust account that is maintained with the corporate trust department of the Trustee, or (b) a segregated direct deposit account maintained with a depository institution or trust company organized under the laws of the United States of America, or any of the States thereof, or the District of Columbia subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. Section 9.10(b).

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" has the meaning specified in Section 5.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Grant" means mortgage, pledge, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture, and other forms of the verb "to Grant" shall have correlative meanings. A Grant of the Indenture Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Indenture Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto; provided, however, that no such action will be taken unless an Event of Default has occurred and is continuing.

         "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Note Register.

         "Indenture" means this Indenture as amended, supplemented or otherwise modified from time to time.

         "Indenture Collateral" has the meaning specified in the Granting Clause of this Indenture.

         "Independent Certificate" means a certificate or opinion to be delivered to the Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, made by an Independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in the Sale and Servicing Agreement and that the signer is Independent within the meaning thereof.

         "Independent Manager" has the meaning set forth in Section 3.24(b).

         "Issuer" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein, each other obligor on the Notes.

         "Issuer Order" and "Issuer Request" means a written order or request, as the case may be, signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Trustee.

         "Lien" means any security interest, lien, charge, pledge, or encumbrance of any kind, including tax liens, mechanics' liens and any liens that attach by operation of law; provided, however, the term "Lien" shall not include (i) any liens for taxes, assessments or similar governmental charges or levies incurred in the ordinary course of business that are not yet due and payable or (ii) any lien or perfected security interest, if any, created under the terms of any Obligor Receivable Agreement to secure any right to setoff or similar right, if any, under such Obligor Receivable Agreement.

         "Note Depository Agreement" means the agreement between the Issuer, the Trustee and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, substantially in the form of Exhibit D.

         "Note Owner" means, with respect to a Book-Entry Note, the Person who is the owner of such Book-Entry Note, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with the Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of the Clearing Agency).

         "Note Register" and "Note Registrar" have the respective meanings specified in Section 2.4.

         "Note Voting Amount" means, as of any date, Holders representing at least 51% of the Note Balance.

         "Notes" has the meaning set forth in the second paragraph of this Indenture.

         "Obligor Receivable Agreement" means, with respect to any Receivable, any contract or agreement between the Seller and the related Obligor governing payment in respect of such Receivable.

         "Officer's Certificate" means a certificate signed by any Authorized Officer of the Issuer, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, and delivered to the Trustee. Unless otherwise specified, any reference in this Indenture to an Officer's Certificate shall be to an Officer's Certificate of any Authorized Officer of the Issuer.

         "Outstanding" means, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

                  (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

                  (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Notes (provided, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Trustee, has been made); and

         Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a bona fide purchaser;

provided, that in determining whether the Holders of the requisite Note Balance have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Related Document, Notes owned by the Issuer, any other obligor upon the Notes or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that the Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes or any Affiliate of any of the foregoing Persons.

         "Paying Agent" means the Trustee or any other Person that meets the eligibility standards for the Trustee specified in Section 6.11 and is authorized by the Issuer to make the distributions from the Note Payment Account, including payment of principal of or interest on the Notes on behalf of the Issuer.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Qualified Institutional Buyer" has the meaning specified in Rule 144A promulgated by the Securities and Exchange Commission under the Securities Act.

         "Qualified Purchaser" has the meaning specified in Section 2(a)(51) of the 1940 Act.

         "Rating Agency Condition" means, with respect to any action, that the Rating Agency shall have been given 10 days prior written notice thereof; that the Rating Agency shall have notified the Trustee and the Issuer in writing that such action will not result in a reduction or withdrawal of the then current ratings of the Notes; and that each Noteholder shall have received written notice of such action from the Trustee.

         "Record Date" means, with respect to a Payment Date or Redemption Date, the close of business on the last Business Day of the calendar month immediately preceding the month of such Payment Date or Redemption Date.

         "Redemption Date" means in the case of a redemption of the Notes pursuant to Section 10.1, the Payment Date specified by the Issuer pursuant to
Section 10.1.

         "Redemption Price" means in the case of a redemption of the Notes pursuant to Section 10.1, an amount equal to the Note Balance on the Redemption Date plus accrued and unpaid interest thereon (including interest on any unpaid interest to the extent permitted by law) at the Class A-1 Interest Rate, the Class A-2 Interest Rate, the Class B Interest Rate or the Class C Interest Rate, as the case may be, to but excluding the Redemption Date.

         "Registered Holder" means the Person in whose name a Note is registered on the Note Register on the applicable Record Date.

         "Responsible Officer" means, with respect to the Trustee, any officer within the Corporate Trust Office of the Trustee, including any Vice President, Assistant Vice President, Secretary, Assistant Secretary or Authorized Signer, or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of October 1, 2002, among the Issuer, Long, Miller & Associates, L.L.C., in its individual capacity and as Seller, Clark/Bardes Consulting, Inc., in its individual capacity and as the initial Servicer, the Trustee and BNY Asset Solutions LLC, not in its individual capacity, but solely as Backup Servicer, as amended, supplemented or otherwise modified from time to time.

         "Secured Obligations" means all amounts and obligations which the Issuer may at any time owe to or on behalf of the Trustee for the benefit of the Noteholders or to the Noteholders under this Indenture or the Notes.

         "Secured Parties" means the Trustee on behalf of and for the benefit of the Noteholders in respect of the Secured Obligations.

         "Securities Act" means the Securities Act of 1933, as amended.

         "State" means any one of the 50 states of the United States of America or the District of Columbia.

         "Termination Date" means the date on which the Trustee and the Noteholders shall have received payment and performance of all Secured Obligations in full.

         "Trust Estate" means all money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders (including the Indenture Collateral Granted to the Trustee), including all proceeds thereof.

         "Trustee" means BNY Midwest Trust Company, as Trustee under this Indenture, or any successor Trustee under this Indenture.

         (b) Capitalized terms used herein without definition shall have the respective meanings assigned to such terms in the Sale and Servicing Agreement.

         SECTION 1.2.  Rules of Construction.  Unless otherwise specified:

                  (i) a term has the meaning assigned to it;

                  (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

                  (iii) "or" is not exclusive;

                  (iv) "including" means "including without limitation";

                  (v) words in the singular include the plural and words in the plural include the singular; and

                  (vi) references to Sections, Subsections, Schedules and Exhibits shall refer to such portions of this Indenture.

                                   ARTICLE II
                                    The Notes
                                    ---------

         SECTION 2.1. Form. (a) The Class A-1 Notes, the Class A-2 Notes, the Class B Notes and the Class C Notes, together with the Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1, A-2, B and C, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note. The terms of the Notes set forth in Exhibits A-1, A-2, B and C are part of the terms of this Indenture.

         (b) The Definitive Notes (as defined below) shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

         (c) Notes offered and sold to a Qualified Institutional Buyer in reliance on Rule 144A shall be issued in the form of one or more permanent global Notes substantially in the form of Exhibits A-1, A-2, B, and C, as the case may be, with such applicable legends as are provided for in Section 2.10 (each a "Global Note") duly executed on behalf of the Issuer and authenticated by the Trustee as hereinafter provided. Such Global Notes shall be in fully registered form and shall be registered in the name of DTC, or its nominee, and deposited with the Trustee, at its Corporate Trust Office, as custodian for DTC. The aggregate principal amount of any Global Note may from time to time be increased or decreased by adjustments made on the records of the Trustee, which adjustments shall be conclusive as to the aggregate principal amount of any such permanent Global Note.

         (d) Notes offered and sold to any Accredited Investor which is not a Qualified Institutional Buyer in a transaction exempt from registration under the Securities Act (and other than as described in Section 2.1(c)) shall be issued in substantially the form of Exhibit A-1, A-2, B or C, as the case may be, in definitive, fully registered form without interest coupons with such applicable legends as are provided for in Section 2.10 (the "Definitive Notes") duly executed on behalf of the Issuer and authenticated by the Trustee as hereinafter provided. Notes issued pursuant to Section 2.13 in exchange for interests in a Global Note shall be issued in the form of a Definitive Note.

         SECTION 2.2. Execution, Authentication and Delivery. The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

         Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

         The Trustee shall upon receipt of an Issuer Order authenticate and deliver Class A-1 Notes, Class A-2 Notes, Class B Notes and Class C Notes for original issue in an aggregate principal amount of $70,000,000, $97,000,000, $108,000,000 and $30,000,000, respectively. The Class A-1 Note Balance, the Class A-2 Note Balance, the Class B Note Balance and the Class C Note Balance at any time may not exceed such respective amounts except as provided in Section 2.5.

         Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in minimum denominations of $100,000 and in integral multiples of $1,000 in excess thereof (except that, for each class or subclass of Notes, one Note may be issued in an amount equal to the remainder of the aggregate stated principal balance of such class or subclass of Notes on the Closing Date).

         No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Trustee by the manual signature of one of its authorized signatories, and such certificate of authentication shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

         SECTION 2.3. Temporary Notes. Pending the preparation of Definitive Notes, the Issuer may execute, and upon receipt of an Issuer Order the Trustee shall authenticate and deliver, temporary Notes which are printed, lithographed, typewritten, mimeographed or otherwise produced, of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

         If temporary Notes are issued, the Issuer will cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

         SECTION 2.4. Registration; Registration of Transfer and Exchange. The Issuer shall cause to be kept a register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

         If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

         Subject to the provisions of Section 2.15, upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401(A) of the UCC are met, the Issuer shall execute, and the Trustee shall authenticate and the Noteholder shall obtain from the Trustee, in the name of the designated transferee or transferees, one or more new Notes in any authorized denominations, of a like aggregate principal amount.

         At the option of the Holder, Notes may be exchanged for other Notes of the same class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of
Section 8-401(A) of the UCC are met, the Issuer shall execute and the Trustee shall (at the direction of the Issuer) authenticate and the Noteholder shall obtain from the Trustee, the Notes which the Noteholder making the exchange is entitled to receive.

         All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

         Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed, in the case of a Qualified Institutional Buyer, by such Qualified Institutional Buyer, and otherwise by a commercial bank or trust company located, or having a correspondent located, in The City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and such other documents as the Trustee may require.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 not involving any transfer.

         SECTION 2.5. Mutilated, Destroyed, Lost or Stolen Notes. If any mutilated Note is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note and there is delivered to the Trustee such security or indemnity as may be required by the Issuer and the Trustee to hold them harmless) then, in the absence of notice to the Issuer, the Note Registrar or the Trustee that such Note has been acquired by a bona fide purchaser, and provided that the requirements of Section 8-405 of the UCC are met, the Issuer shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same class; provided, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become, or within seven days shall be, due and payable, or shall have been called for redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. If, after the delivery of such replacement Note (or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence), a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered (or payment made) or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Trustee in connection therewith.

         Upon the issuance of any replacement Note under this Section, the Issuer or the Trustee may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee or the Note Registrar) connected therewith.

         Every replacement Note issued pursuant to this Section in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

         SECTION 2.6. Person Deemed Owner. Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee and any agent of the Issuer or the Trustee may treat the Person in whose name any Note is registered (as of the applicable day) as the owner of such Note for the purpose of receiving payments of principal and of interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and none of the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be affected by notice to the contrary.

         SECTION 2.7.  Payment of Principal and Interest.

         (a) The Class A-1 Notes, the Class A-2 Notes, the Class B Notes and the Class C Notes shall accrue interest at the Class A-1 Interest Rate, the Class A-2 Interest Rate, the Class B Interest Rate and the Class C Interest Rate, respectively, and such interest shall be payable on each Payment Date subject to
Section 4.4 of the Sale and Servicing Agreement and Section 3.1 of this Indenture. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note is registered on the Record Date, by wire transfer of immediately available funds (provided that the Noteholder has delivered to the Trustee in writing instructions with respect to effecting a wire transfer to such Noteholder) or if wire instructions have not been provided, by check mailed first-class, postage prepaid to such Person's address as it appears on the Note Register on such Record Date. However, unless Definitive Notes have been issued, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.

         (b) The principal of each Note shall be payable on each Payment Date as, and to the extent, provided in this Indenture and in Section 4.4 of the Sale and Servicing Agreement. Notwithstanding the foregoing (and subject to the provisions of Sections 5.1 and 5.2), the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing and the Trustee at the direction of the Note Voting Amount, or otherwise, has declared the Notes to be immediately due and payable in the manner provided in Section 5.2 and such declaration of Event of Default shall not have been rescinded, as applicable, in the manner provided in Section 5.2. The Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final payment of principal of and interest on such Note will be paid. Such notice shall be mailed no later than five days prior to such final Payment Date. Notices in connection with redemptions of Notes shall be mailed to Noteholders as provided in Section 10.2.

         (c) Promptly following the date on which all principal of and interest on the Notes has been paid in full, the Noteholders shall surrender the Notes to the Trustee.

         SECTION 2.8. Cancellation. All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any lawful manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Trustee in accordance with its standard retention or disposal policy (which shall be in accordance with prudent industry practice) as in effect at the time, unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it, provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Trustee.

         SECTION 2.9. Certain Transfer Restrictions. The Notes may be offered, sold, pledged or otherwise transferred only (I) to a Person who the transferor reasonably believes is a Qualified Institutional Buyer and a Qualified Purchaser that purchases the Notes for its own account (and not the account of others) or as a fiduciary or agent for the account of another Person who is both a Qualified Institutional Buyer and a Qualified Purchaser in reliance on Rule 144A, (II) to a Person that is an Accredited Investor and a Qualified Purchaser that purchases the Notes for its own account (and not the account of others) or as a fiduciary or agent for the account of another Qualified Institutional Buyer or Accredited Investor who is also a Qualified Purchaser in a transaction exempt from the registration requirements of the Securities Act or (III) pursuant to another applicable exemption from registration under the Securities Act, and, in all cases, in compliance with applicable state securities laws and with the Indenture and, if requested by the Issuer or the Trustee, subject to the receipt by the Issuer and the Trustee of a certification of the transferee and an Opinion of Counsel (satisfactory to the Issuer and the Trustee) to the effect that such transfer is in compliance with the Securities Act, the 1940 Act and applicable state securities laws. Each Noteholder, by its acceptance of the Notes (or the obligations evidenced thereby), will be deemed to have acknowledged, represented to and agreed with the Issuer as follows:

                  (1) It is a Qualified Institutional Buyer or an Accredited Investor, and, in either case, is acquiring the Notes for its own account (and not the account of others) or as a fiduciary or agent for the account of another Qualified Institutional Buyer or Accredited Investor and it is a Qualified Purchaser and is acquiring the Notes for its own account (and not the account of others) or as a fiduciary or agent for the account of another Qualified Institutional Buyer or Accredited Investor who is also a Qualified Purchaser.

                  (2) It understands that the Notes are subject to restrictions on transfer and, therefore, such Notes may be reoffered, resold, pledged or otherwise transferred only (I) to a Person who the transferor reasonably believes is a Qualified Institutional Buyer and a Qualified Purchaser that purchases the Notes for its own account (and not the account of others) or as a fiduciary or agent for the account of another person who is both a Qualified Institutional Buyer and a Qualified Purchaser in reliance on Rule 144A, (II) to a Person that is an Accredited Investor that purchases the Notes for its own account (and not the account of others) or as a fiduciary or agent for the account of another Person who is both an Accredited Investor and a Qualified Purchaser in a transaction exempt from the registration requirements of the Securities Act or (III) pursuant to another applicable exemption from registration under the Securities Act, and, in all cases, in compliance with applicable state securities laws and with this Indenture and, if requested by the Issuer or the Trustee, subject to the receipt by the Issuer and the Trustee of a certification of the transferee and an Opinion of Counsel (satisfactory to the Issuer and the Trustee) to the effect that such transfer is in compliance with the Securities Act, the 1940 Act and applicable state securities laws.

                  (3) It understands that the Notes will bear a legend substantially as set forth in Section 2.10.

                  (4) It understands that none of the Issuer, the Seller, the Servicer, the Initial Purchaser, the Trustee or any other Person or entity is obligated to register the Notes under the Securities Act or to register or qualify the Notes under any state securities laws.

                  (5) It acknowledges that (i) it has been afforded an opportunity to request from the Issuer and to review, and it has received, all additional information considered by it to be necessary to verify the accuracy of the information in the Offering Memorandum, dated November 21, 2002 (the "Offering Memorandum") with respect to the Notes; (ii) it has not relied on the Initial Purchaser or any person affiliated with the Initial Purchaser in connection with its investigation of the accuracy of the information contained in such Offering Memorandum or its investment decision; and (iii) no Person has been authorized to give any information or to make any representation concerning the Issuer or the Notes other than those contained in such Offering Memorandum and, if given or made, such other information or representation should not be relied upon as having been authorized by the Issuer, the Initial Purchaser, or any of their affiliates.

                  (6) It acknowledges that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of purchasing the Notes.

                  (7) It acknowledges that neither the Issuer, the Seller, the Servicer, the Initial Purchaser, the Trustee nor any Person acting on behalf of the Issuer or the Initial Purchaser has offered or sold the Notes to it through any form of general advertising or solicitation.

                  (8) It acknowledges that by its acceptance of the Notes, it covenants and agrees that it will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Related Documents until one year and one day after the latest maturity date of any security issued by the Issuer.

                  (9) It acknowledges that the Trustee, the Issuer, the Initial Purchaser, and their affiliates, and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements. If it is acquiring any Notes for the account of one or more Persons, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

         (a) Each Noteholder by its acquisition of any Notes (or a beneficial interest therein), shall be deemed to have represented and warranted for the benefit of the Issuer, the Trustee and the Noteholders, either that: (i) it is not acquiring any Notes with the assets of any "employee benefit plan" as defined in Section 3(3) of ERISA which is subject to Title I of ERISA or any "plan" as defined in Section 4975 of the Code, or any entity deemed to hold plan assets of any of the foregoing by reason of investment by an employee benefit plan or plan in the entity or (ii) its purchase and holding of the Notes will not result in a nonexempt prohibited transaction under Section 406 of ERISA or
Section 4975 of the Code.

         (b) In addition, such prospective purchaser shall be responsible for providing additional information or certification, as shall be reasonably requested by the Trustee, the Issuer or the Initial Purchaser, to support the truth and accuracy of the foregoing acknowledgments, representations and agreements, it being understood that such additional information is not intended to create additional restrictions on the transfer of the Notes. Neither the Issuer nor the Trustee is obligated to register the Notes under the Securities Act or any state securities or "Blue Sky" laws. In determining compliance with the transfer restrictions contained in this Section 2.9, the Trustee may rely upon a written opinion of counsel (which may include in-house counsel of the transferor), the cost of obtaining which shall be an expense of the Holder of the Note to be transferred.

         SECTION 2.10. Legending of Notes. (a) Each Note shall bear a legend in substantially the following form:

                  THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THE ISSUER OF THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS BOTH A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED UNDER RULE 144A UNDER THE SECURITIES ACT) AND A "QUALIFIED PURCHASER" (AS DEFINED UNDER SECTION 2(a)(51) OF THE 1940 ACT) THAT PURCHASES THIS NOTE FOR ITS OWN ACCOUNT (AND NOT THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AN AGENT FOR THE ACCOUNT OF ANOTHER PERSON WHO IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN RELIANCE ON RULE 144A, (II) TO A PERSON THAT IS BOTH AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT) AND A QUALIFIED PURCHASER THAT PURCHASES THE NOTES FOR ITS OWN ACCOUNT (AND NOT THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AN AGENT FOR THE ACCOUNT OF ANOTHER PERSON WHO IS BOTH AN ACCREDITED INVESTOR AND A QUALIFIED PURCHASER IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (III) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, IN ALL CASES, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND, IN EACH CASE, IN COMPLIANCE WITH THE INDENTURE AND, IF REQUESTED BY THE ISSUER OR THE TRUSTEE, SUBJECT TO THE RECEIPT BY THE ISSUER AND THE TRUSTEE OF A CERTIFICATION OF THE TRANSFEREE AND AN OPINION OF COUNSEL (SATISFACTORY TO THE ISSUER AND THE TRUSTEE) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE

                  WITH THE SECURITIES ACT, THE 1940 ACT AND APPLICABLE STATE SECURITIES LAWS.

         (b) Each Global Note shall bear the following legend on the face thereof:

                  UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUSTEE OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                  TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS SET FORTH IN SECTIONS 2.09 AND 2.15 OF THE INDENTURE REFERRED TO HEREIN.

         SECTION 2.11. Book-Entry Notes. The Notes, upon original issuance, will be issued in the form of (1) typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company (the "initial Clearing Agency") or its custodian, by, or on behalf of, the Issuer, if issued to Qualified Institutional Buyers, or (2) Definitive Notes in fully registered form if issued to Accredited Investors who are not Qualified Institutional Buyers. Such Notes issued to Qualified Institutional Buyers shall initially be registered on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner who is a Qualified Institutional Buyer will receive a Definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.13. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to all Note
Owners:

                  (i) this Section shall be in full force and effect;

                  (ii) the Note Registrar and the Trustee may deal with the Clearing Agency for all purposes (including the payment of principal of and interest on the Notes) as the authorized representative of the Note Owners;

                  (iii) to the extent that this Section conflicts with any other provisions of this Indenture, this Section shall control;

                  (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement. Unless and until Definitive Notes are issued to all Note Owners, the Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

                  (v) whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Holders of Notes evidencing a specified percentage of the Note Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes and has delivered such instructions to the Trustee.

         SECTION 2.12. Notices to Clearing Agency. Whenever a notice or other communication to the Noteholders is required under this Indenture, unless and until Definitive Notes have been issued to all Note Owners, the Trustee shall give all such notices and communications to the Clearing Agency.

         SECTION 2.13. Definitive Notes. Except as otherwise set forth in
Section 2.15 herein, (i) the Servicer advises the Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Notes, and the Servicer is unable to locate a qualified successor, (ii) the Servicer at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default or a Servicer Termination Event, Note Owners representing beneficial interests aggregating at least a majority of the Note Balance advise the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of the Note Owners, then the Clearing Agency has undertaken to notify all Note Owners and the Trustee of the occurrence of any such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute, and the Trustee shall authenticate, the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

         SECTION 2.14. Non-Qualified Purchaser Redemption. Notwithstanding any other provision hereof, if the Issuer determines that a holder or beneficial owner of Notes is not a "Qualified Purchaser" as that term is defined in Section 2(a)(51)(A) of the 1940 Act, the Issuer shall have the right, at its option, (i) to require such holder or beneficial owner to dispose of such holder's or beneficial owner's Notes to a person or entity which is qualified to hold the Notes immediately upon receipt of a notice from the Issuer that the holder or beneficial owner is not a Qualified Purchaser or (ii) to call for the redemption of the Notes of such holder or beneficial owner at the least of (a) the principal amount thereof, (b) the price at which such holder or beneficial owner acquired the Notes and (c) the current market value of such Notes, together with, in each case, accrued and unpaid interest, if any, to the earlier of the date of redemption or the date when it was discovered the holder or beneficial owner was not a Qualified Purchaser. The Issuer shall notify the Trustee in writing of any such redemption as soon as possible.

         SECTION 2.15. Certain Transfer Provisions. The following transfers provisions shall apply to the transfers of Notes.

         (a) Transfers to Non-Qualified Institutional Buyers who are Accredited Investors. The following provisions shall apply with respect to the registration of any proposed transfer of a Note to any Accredited Investor which is not a Qualified Institutional Buyer:

                  (i) The Trustee shall register the transfer of any Note or a beneficial interest therein, whether or not bearing the applicable legend, only if (x) the requested transfer is at least two years (or such shorter period as may be specified under Rule 144A under the Securities Act) after the later or the original issuance date of the Notes and the last date on which such Note was held by the Issuer, the Trustee or any Affiliate of any of such Persons or (y) (a) the proposed transferee has checked the applicable box provided for on the form of Note, if in definitive form, (b) the proposed transferor has provided the Trustee with a note substantially in the form the applicable exhibit hereto, (c) the transferor or the transferee has delivered to the Trustee and the Issuer an opinion of counsel in form and scope satisfactory to the Trustee and the Issuer, (d) the transferee has executed a certificate with respect to such transfer in the form of Exhibit F attached hereto and (e) the aggregate principal amount of the Note transferred is at least $100,000. Except as provided in the foregoing sentence, the Registrar shall not register the transfer of any Note to any Accredited Investor which is not a Qualified Institutional Buyer.

                  (ii) If the proposed transferor is a participant holding a beneficial interest in a Global Note, upon receipt by the Trustee of
         (x) the documents, if any, required by paragraph (i) above and (y) instructions given in accordance with DTC's and the Trustee's procedures, the Trustee shall reflect on its books and records the date of the transfer and a decrease in the aggregate principal amount of such Global Note in an amount equal to the aggregate principal amount of the beneficial interest in such Global Note to be transferred, and the Trustee shall execute, authenticate and deliver to the transferor or as the transferor directs, one or more Definitive Notes of like tenor and amount.

                  (iii) If the proposed transferor is an Accredited Investor holding a Definitive Note, upon fulfillment of the requirements specified in clause (y) of paragraph (i) above by another Accredited Investor, the Trustee shall on its books and records the date of the transfer and the Trustee shall execute, authenticate and deliver to the transferor or as the transferor directs, one or more new Definitive Notes of like tenor and amount.

         (b) Transfers to Qualified Institutional Buyers. The following provisions shall apply with respect to the registration of any proposed transfer of a Note to a Qualified Institutional Buyer (excluding non-U.S. Persons):

                  (i) If the Note to be transferred to consists of Definitive Notes, the Trustee shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Note, if in definitive form, and has provided the Trustee with a certificate in respect of such transfer in the form attached as Exhibit F hereto of the transferee who has signed the required certification provided on the form of Note.

                  (ii) Upon receipt by the Trustee of (x) the documents, if any, required by paragraph (i) above and (y) instructions given in accordance with DTC's and the Trustee's procedures, the Trustee shall reflect on its books and records the date of the transfer and an increase in the aggregate principal amount of the Global Note in an amount equal to the principal amount of the beneficial interest in such Definitive Note being transferred, and the Trustee shall cancel such Definitive Note.

                                   ARTICLE III
                    Representations, Warranties and Covenants
                    -----------------------------------------

         SECTION 3.1. Payment of Principal and Interest. The Issuer will duly and punctually pay the principal and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Subject to Section
4.4 of the Sale and Servicing Agreement, without limiting the foregoing, the Issuer will cause to be distributed to the Noteholders all amounts on deposit in the Note Payment Account on a Payment Date. Amounts properly withheld under the Code or any applicable State law by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

         SECTION 3.2. Maintenance of Office or Agency. The Issuer will maintain an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee to serve as its agent for the foregoing purposes. The Issuer will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee as its agent to receive all such surrenders, notices and demands.

         SECTION 3.3. Money for Payments To Be Held in Trust. As provided in
Section 8.2, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Note Payment Account pursuant to Section 8.2(b) shall be made on behalf of the Issuer by the Trustee or by another Paying Agent, and no amounts so withdrawn from the Note Payment Account for payments of Notes shall be paid over to the Issuer, except as provided in Section 4.4 of the Sale and Servicing Agreement.

         The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section, that such Paying Agent will:

                  (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (ii) give the Trustee notice of any default (of which it has actual knowledge) by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes;

                  (iii) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent;

                  (iv) immediately resign as a Paying Agent and forthwith pay to the Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

                  (v) on behalf of and at the direction of the Issuer, comply with all requirements of the Code and any applicable State law with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

         The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money held by the Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and upon Issuer Request shall be deposited by the Trustee in the Collection Account; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to or for the account of the Issuer. The Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such repayment (including mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Trustee or of any Paying Agent, at the last address of record for each such Holder).

         SECTION 3.4. Existence. The Issuer will keep in full effect its existence, rights and franchises as a limited liability company under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction where the failure to do so would adversely affect (i) the validity and enforceability of this Indenture, the Notes, the Indenture Collateral and each other instrument or agreement included in the Trust Estate or (ii) the ability of the Issuer to enforce its rights under the Receivables and the ability of the Issuer to perform its obligations under the Issuer's Related Documents.

         SECTION 3.5.  Protection of Trust Estate.

         (a) Security Interest. Upon the filing of the UCC financing statements described in paragraph (b) below, the Trustee for the benefit of the Secured Parties shall have a first priority, perfected security interest in the Receivables and in the proceeds thereof, except for Liens permitted under the terms hereof. All filings (including, without limitation, UCC filings) as are necessary in any jurisdiction to perfect the security interest of the Trustee in the Trust Estate, including the transfer of the Receivables and the proceeds thereof and the payments to become due thereunder, have been made.

         (b) The Issuer intends the security interest Granted pursuant to this Indenture in favor of the Trustee for the benefit of the Secured Parties to be prior to all other Liens in respect of the Trust Estate, and the Issuer shall take all actions necessary to obtain and maintain, in favor of the Trustee for the benefit of the Secured Parties, a first Lien on and a first priority, perfected security interest in the Trust Estate. The Issuer will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, all as prepared by the

Servicer and delivered to the Issuer, and will take such other action necessary or reasonably advisable to:

                  (i) Grant more effectively all or any portion of the Trust Estate;

                  (ii) maintain the Trust Estate free and clear of all Liens (other than Liens in favor of the Issuer or the Trustee created pursuant to this Agreement or the Related Documents);

                  (iii) maintain or preserve the Lien and security interest (and the priority thereof) in favor of the Trustee for the benefit of the Secured Parties created by this Indenture or carry out more effectively the purposes hereof;

                  (iv) perfect and protect the validity of any Grant made or to be made by this Indenture;

                  (v) enforce any of the Indenture Collateral;

                  (vi) preserve and defend title to the Trust Estate and the rights of the Trustee and the Noteholders in such Trust Estate against the claims of all Persons; and

                  (vii) pay all taxes or assessments levied or assessed upon the Trust Estate when due.

The Issuer hereby designates the Trustee as its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section 3.5.

         SECTION 3.6. Opinions as to Receivables. On the Closing Date the Issuer shall furnish to the Trustee an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents and with respect to the authorization and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in the Receivables in favor of the Trustee for the benefit of the Secured Parties, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such Lien and security interest effective.

         SECTION 3.7.  Performance of Obligations; Servicing of Receivables.

         (a) The Issuer will not take, or fail to take, any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Sale and Servicing Agreement or such other instrument or agreement.

         (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by the Servicer or any other Person identified to the Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer.

         (c) The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Related Documents and in the instruments and agreements included in the Trust Estate, including filing or causing to be filed all UCC financing statements and continuation statements required to be filed by the terms of this Indenture and the Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

         (d) If the Issuer shall have knowledge of the occurrence of a Servicer Termination Event under the Sale and Servicing Agreement, the Issuer shall promptly notify in writing the Trustee and the Rating Agency thereof, and shall specify in such notice the action, if any, the Issuer is taking with respect thereto. If a Servicer Termination Event shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

         (e) If notice of termination has been given to the Servicer of the Servicer's rights and powers pursuant to Section 8.2 of the Sale and Servicing Agreement, the Backup Servicer shall be appointed as successor servicer in accordance with Section 8.3 of the Sale and Servicing Agreement.

         (f) Upon any termination of the Servicer's rights and powers pursuant to the Sale and Servicing Agreement, the Issuer shall promptly notify in writing the Trustee and the Rating Agency. As soon as a successor Servicer is appointed, the Issuer shall notify in writing the Trustee and the Rating Agency of such appointment, specifying in such notice the name and address of such successor Servicer.

         (g) The Issuer agrees that it will not waive timely performance or observance by the Servicer, the Backup Servicer or the Seller of their respective duties under the Related Documents if the effect thereof would or could reasonably be expected to adversely affect the Holders of the Notes, except as expressly permitted by the Related Documents.

         SECTION 3.8. Negative Covenants. Until the Termination Date, the Issuer shall not:

                  (i) except as expressly permitted by this Indenture, the Sale and Servicing Agreement or any other Related Document, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed in writing to do so by the Trustee;

                  (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable State law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

                  (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien in favor of the Trustee created by this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any Lien, (other than the Lien in favor of the Trustee created by this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (C) permit the Lien in favor of the Trustee created by this Indenture not to constitute a valid first priority, perfected security interest in the Trust Estate, or (D) amend, waive, modify or fail to comply with the provisions of the Related Documents without the prior written consent of the Note Voting Amount, except as expressly permitted by the Related Documents; or

                  (iv) amend its operating agreement without satisfying the Rating Agency Condition.

         SECTION 3.9. Annual Statement as to Compliance. The Issuer will deliver to the Trustee, the Rating Agency and the Noteholders, within 120 days after the end of each fiscal year of the Issuer (commencing with the fiscal year 2003), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that

                  (i) a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Authorized Officer's supervision; and

                  (ii) based on such review, to such Authorized Officer's knowledge, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

         SECTION 3.10.  Consolidation and Disposition of Assets.

         (a) The Issuer shall not consolidate or merge with or into any other Person.

         (b) The Issuer shall not convey or transfer all or substantially all of its properties or assets, including those included in the Trust Estate, to any Person (except as expressly permitted by this Indenture and the Related Documents).

         SECTION 3.11. Release of Issuer. If an exception pursuant to the parenthetical in Section 3.10(b) is applicable, upon a conveyance or transfer of all the assets and properties of the Issuer, the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Trustee and the Rating Agency stating that the Issuer is to be so released.

         SECTION 3.12. No Other Business. The Issuer shall not engage in any business other than financing, purchasing, owning, selling and managing the Receivables in the manner contemplated by this Indenture and the other Related Documents and activities incidental thereto; provided, however, that the Issuer may from time to time enter into other indentures and related documents (on terms substantially similar to those contained herein and in the other Related Documents or on such other terms that do not adversely affect the interests of the Noteholders) and issue additional Series with respect to the securitization of other pools of receivables (which are not Receivables) so long as the Rating Agency Condition has been satisfied.

         SECTION 3.13. No Borrowing. The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for (i) the Notes and (ii) any other indebtedness permitted by or arising under Section 3.12 or the Related Documents. The proceeds of the Notes shall be used exclusively to fund the Issuer's purchase of the Receivables, to fund the Reserve Account and to pay the Issuer's organizational, transactional and start-up expenses.

         SECTION 3.14. Servicer's Obligations. The Issuer shall cause the Servicer to comply with Article III of the Sale and Servicing Agreement.

         SECTION 3.15. Guarantees, Loans, Advances and Other Liabilities. Except as contemplated by the Sale and Servicing Agreement or this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, any other interest in, or make any capital contribution to, any other Person.

         SECTION 3.16. Capital Expenditures. The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

         SECTION 3.17. Restricted Payments. Except as expressly permitted by this Indenture or the Sale and Servicing Agreement, the Issuer shall not, directly or indirectly, (i) make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to its member or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer (except for the distribution of amounts received by the Issuer or the Servicer pursuant to

Section 4.4 of the Sale and Servicing Agreement or otherwise released in accordance with the Related Documents), (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or
(iii) set aside or otherwise segregate any amounts for any such purpose. The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with this Indenture and the Related Documents.

         SECTION 3.18. Notice of Events of Default. The Issuer agrees to give the Trustee, the Noteholders and the Rating Agency prompt written notice of (i) each Default or Event of Default hereunder, the status thereof and what action the Issuer is taking or proposes to take with respect thereto and (ii) each Servicer Termination Event or default on the part of the Servicer or the Seller of its obligations under the Sale and Servicing Agreement.

         SECTION 3.19. Further Instruments and Acts. Upon request of the Trustee, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably requested to carry out more effectively the purpose of this Indenture.

         SECTION 3.20. Compliance with Laws. The Issuer shall comply with the requirements of all applicable laws, the non-compliance with which would, individually or in the aggregate, adversely affect the ability of the Issuer to perform its obligations under the Notes, this Indenture or any Related Document.

         SECTION 3.21. Amendments of Sale and Servicing Agreement. The Issuer shall not agree to any amendment pursuant to Section 10.1 of the Sale and Servicing Agreement to eliminate the requirements thereunder that the Trustee or the Holders of the Notes consent to amendments thereto as provided therein (unless otherwise agreed to by the Trustee and Noteholders pursuant thereto).

         SECTION 3.22. Tax Characterization. (a) The Issuer has structured this Indenture and the Notes with the intention that the Notes will qualify under applicable federal, state and local tax law as indebtedness. The Issuer and each Holder agrees to treat, and take no action inconsistent with the treatment of, the Notes (or any beneficial interest therein) as indebtedness for purposes of federal, state and local income or franchise taxes and any other tax imposed on or measured by income. Each Holder, by acquisition of a beneficial interest in a Note, agrees to be bound by the provisions of this Section 3.22(a).

         (b) For purposes of federal income, state and local income and franchise and any other income taxes, the Issuer directs the Trustee to treat the Notes as debt of the Issuer.

         SECTION 3.23. Investment Company Act. The Issuer shall conduct its operations in a manner that will not subject it to registration as an "investment company" under the 1940 Act.

         SECTION 3.24. Separate Corporate Existence. The Issuer shall maintain its identity as a legal entity separate from the Servicer and the Seller and make it apparent to third Persons that the Issuer is an entity with assets and liabilities distinct from those of the Servicer, the Seller and any other Person, and is not a division of the Servicer or the Seller or any other Person (except that the Issuer may be disregarded for tax purposes). Without limiting the generality of the foregoing and in addition to and consistent with the covenant set forth in Section 3.4, the Issuer shall take such actions as shall be required in order that:

         (a) The Issuer will be a limited purpose limited liability company whose primary activities are restricted in its operating agreement;

         (b) At least one member of the Issuer's board of directors (the "Independent Manager") shall be an individual who is not at the present, at any time during the preceding five years nor while serving as director be (i) a director (with the exception of serving as the Independent Manager of the Issuer or any affiliate or other similar capacity), officer, partner, member, attorney or counsel, employee or former employee of the Issuer or any affiliate, (ii) a holder (directly or indirectly) of any voting securities of any affiliate of the Issuer, (iii) a customer, supplier or other person who derives any of its material purchases or revenues from its activities with the Issuer, (iv) a natural person related to any such director, officer, partner, member, attorney or counsel, employee or former employee, customer, supplier, or holder (directly or indirectly) of any voting securities of any affiliate of the Issuer; the operating agreement of the Issuer shall provide that (i) the Issuer's board of directors shall not approve, or take any other action to cause the filing of, a voluntary or involuntary bankruptcy petition with respect to the Issuer unless the Independent Manager shall approve the taking of such action in writing prior to the taking of such action, and (ii) such provision cannot be amended without the prior written consent of the Independent Manager;

         (c) The Independent Manager shall not at any time serve as a trustee in bankruptcy for the Seller, the Servicer or any Affiliate thereof;

         (d) Any employee, consultant or agent of the Issuer will be compensated from funds of the Issuer, as appropriate, for services provided to the Issuer;

         (e) The Issuer will contract with the Servicer to perform all operations required on a daily basis to service the Receivables. The Issuer will pay the Servicer a quarterly fee as provided in the Sale and Servicing Agreement;

         (f) The Issuer will not incur any material indirect or overhead expenses for items shared among the Issuer and the Seller, the Servicer or any other Affiliate thereof (except to the extent the Issuer has benefited thereby); to the extent, if any, that the Issuer and the Seller, the Servicer or any other Affiliate thereof share items of expenses such as legal, auditing and other professional services, such expenses will be allocated to the extent practical on the basis of actual use or the value of services rendered, and otherwise on a basis reasonably related to the actual use or the value of services rendered, it being understood that the Seller may pay certain expenses relating to the preparation, negotiation, execution and delivery of the Related Documents;

         (g) The Issuer's operating expenses will not be paid by the Seller, the Servicer or any other Affiliate thereof except as permitted under the terms of the Related Documents;

         (h) The Issuer will conduct all business correspondence in its own name;

         (i) The Issuer's books and records will be maintained separately from those of the Seller, the Servicer and any other Affiliate thereof;

         (j) All audited financial statements of the Seller, the Servicer or any Affiliate thereof that are consolidated to include the Issuer will contain detailed notes clearly stating that (A) all of the Issuer's assets are owned by the Issuer, and (B) the Issuer is a separate corporate entity;

         (k) Each of the Issuer's assets will be maintained in a manner that facilitates its identification and segregation from those of the Seller, the Servicer or any Affiliate thereof;

         (l) The Issuer will strictly observe limited liability company formalities in its dealings with the Seller, the Servicer or any Affiliate thereof, and funds or other assets of the Issuer will not be commingled with those of the Seller, the Servicer or any Affiliate thereof (except, with respect to the Servicer, to the extent provided for in the Related Documents); the Issuer shall not maintain joint bank accounts or other depository accounts to which the Seller or any Affiliate thereof (other than the Servicer) has independent access;

         (m) Except with respect to credit insurance premiums, the Issuer shall pay to the Seller, the Servicer or any Affiliate thereof the marginal increase of (or, in the absence of such increase, the market amount of its portion of) the premium payable with respect to any insurance policy that covers the Issuer and the Seller, the Servicer or any Affiliate thereof, but the Issuer shall not, directly or indirectly, be named or enter into an agreement to be named, as a direct or contingent beneficiary or loss payee, under any such insurance policy, with respect to any amounts payable due to occurrences or events related to the Seller, the Servicer or any Affiliate thereof;

         (n) The Issuer will maintain arm's-length relationships with the Seller, the Servicer and any Affiliate thereof. The Issuer does not act as an agent of the Seller or Servicer and neither the Seller nor the Servicer acts as an agent of the Issuer. Any Person that renders or otherwise furnishes services to the Issuer will be compensated thereby at market rates for such services it renders or otherwise furnishes thereto except as otherwise provided in the Related Documents; and

         (o) The Issuer confirms that the statements contained under "Assumptions of Fact" in the opinion of Vedder, Price, Kaufman & Kammholz regarding substantive consolidation matters delivered to the Trustee on the Closing Date are true and correct with respect to itself, and that the Issuer will comply with any covenants or obligations assumed to be complied with by it therein as if such covenants and obligations were set forth herein.

         SECTION 3.25. Delivery of Collections. The Issuer agrees to hold in trust and promptly pay to the Trustee all amounts received by the Issuer in respect of the Trust Estate (other than distributions to the Issuer pursuant to Section 4.4 of the Sale and Servicing Agreement).

         SECTION 3.26. Use of Proceeds. The proceeds from the sale of the Notes will be used by the Issuer (i) to purchase the Receivables, (ii) to pay the expenses associated with the issuance of the Notes pursuant to this Indenture and the transactions contemplated hereby and by the Sale and Servicing Agreement and (iii) for the Issuer's general business purposes. None of the transactions contemplated in this Indenture or the Sale and Servicing Agreement (including the use of proceeds from the sale of the Notes) will result in a violation of
Section 7 of the Exchange Act, or any regulations issued pursuant thereto, including Regulations G and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. The Issuer does not own or intend to carry or purchase any "margin security" within the meaning of said Regulation G, including margin securities originally issued by it or any "margin stock".

         SECTION 3.27. Sale and Servicing Agreement. As of the Closing Date, the Issuer has entered into the Sale and Servicing Agreement with the Seller relating to its acquisition of the Receivables, and the representations, warranties and covenants made by the Seller under the Sale and Servicing Agreement relating to such Receivables have been validly assigned to and are for the benefit of the Issuer, the Trustee and the Noteholders.

         SECTION 3.28. Bulk Transfer Laws. The transfer, assignment and conveyance of the Receivables by the Seller to the Issuer pursuant to the Sale and Servicing Agreement, and the grant of a security interest in the Receivables by the Issuer to the Trustee pursuant to this Indenture, are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

         SECTION 3.29. Name and Other Changes. At least 30 days prior to the date the Issuer intends to make any change in its name, identity or corporate structure which could render any financing statement or continuation statement filed in accordance herewith seriously misleading within the applicable provisions of the UCC or any title statute, the Issuer shall give the Trustee and the Rating Agency written notice of any such proposed change and no later than two days after the effective date thereof, shall file appropriate amendments to all previously filed financing statements or continuation statements. At least 30 days prior to the date of any change in the Issuer's location (as such term is used in the applicable UCC), the Issuer shall give the Trustee and the Rating Agency written notice thereof and the Issuer shall within two days after the effective date thereof, file any amendment or new financing statement requested by the Trustee. Prior to effectuating any change in its name, identity, corporate structure or location, the Issuer shall deliver to the Trustee, an Opinion of Counsel either (a) stating that, in the opinion of such counsel, all financing statements and continuation statements have been authorized and filed that are necessary fully to preserve and protect the security interest of the Trustee for the benefit of the Noteholders in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (b) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest.

         SECTION 3.30. Indenture Collateral. The Issuer has no actual or constructive knowledge that the Indenture Collateral is subject to any actual or claimed Lien or ownership interest of any Person (other than the Issuer and the Trustee).

                                   ARTICLE IV
                           Satisfaction and Discharge
                           --------------------------

         SECTION 4.1. Satisfaction and Discharge of Indenture. This Indenture shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal, interest and premium, if any, thereon, (iv) Sections 3.3, 3.4, 3.10, 3.12, 3.20, 3.21 and 3.22, (v) the rights, obligations and immunities of the Trustee hereunder (including the rights of the Trustee under Section 6.7 and the obligations of the Trustee under Section 4.2) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes (and the release of the Trust Estate (other than amounts deposited as part of the Trust Estate pursuant to clause (A) below)), when:

                  (A) either

                           (1) all Notes theretofore authenticated and delivered
                  (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.5 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Trustee for cancellation; or

                           (2) all Notes not theretofore delivered to the
                  Trustee for cancellation

                                    (i) have become due and payable, or

                                    (ii) will become due and payable at the
                           Final Scheduled Payment Date within one year, or

                                    (iii) are to be called for redemption within
                           one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Issuer,

                  and the Issuer, in the case of (i), (ii) or (iii) above, has irrevocably deposited or caused to be irrevocably deposited with the Trustee as part of the Trust Estate cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust in an Eligible Account in the name of the Trustee for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation when due with interest accrued to the Final Scheduled Payment Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1), as the case may be;

                  (B) the Issuer has paid or caused to be paid or provided for payment pursuant to clause (A) above all Secured Obligations; and

                  (C) the Issuer has delivered to the Trustee an Officer's Certificate and (if requested by the Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and the Rating Agency Condition has been satisfied.

         SECTION 4.2. Application of Trust Money. All moneys deposited with the Trustee pursuant to Section 4.1 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Trustee may determine, to the Holders of the Notes for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest, but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law and shall be held by the Trustee uninvested or invested in Eligible Investments which meet the criteria specified in clause (f) of the definition of Eligible Investments.

         SECTION 4.3. Payment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Trustee to be held and applied according to Section 3.3 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

         SECTION 4.4. Release of Trust Estate. The Trustee shall, on or after the deposit of funds sufficient to pay the Secured Obligations when due pursuant to Section 4.1, release any remaining portion of the Trust Estate (except such funds) from the lien created by this Indenture and deposit in the Collection Account any funds then on deposit in any other Trust Account. The Trustee shall release property from the lien created by this Indenture pursuant to this
Section 4.4 only upon receipt of a written request of the Issuer accompanied by an Officer's Certificate and an Opinion of Counsel to the effect that all conditions precedent in this Indenture to the release of such lien have been fulfilled.

                                    ARTICLE V
                           Events of Default; Remedies
                           ---------------------------

         SECTION 5.1. Events of Default. "Event of Default," wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (i) default in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue for a period of two Business Days; or

                  (ii) any failure to make any required payment of the principal on the Notes when the same becomes due and payable, to the extent funds are available therefor, and such failure shall continue for a period of one Business Day; or

                  (iii) default in the observance or performance in any respect of any covenant or agreement of the Issuer made in this Indenture or the Sale and Servicing Agreement (other than a covenant or agreement, a default in the observance or performance of which is specifically dealt with elsewhere in this Section), or any representation or warranty of the Issuer made in this Indenture, the Sale and Servicing Agreement or in any certificate or other writing delivered pursuant hereto or in connection herewith proving to have been incorrect in any respect as of the time when the same shall have been made, and such default shall continue or not be cured, or the circumstance or condition in respect of which such misrepresentation or warranty was incorrect shall not have been eliminated or otherwise cured, for a period of 30 days after knowledge thereof by the Issuer or there shall have been given, by registered or certified mail, to the Issuer by the Trustee or to the Issuer and the Trustee by the Holders of at least 25% of the Note Balance, a written notice specifying such default or incorrect representation or warranty and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (iv) the filing of a petition or the entry of an order for relief by a court having jurisdiction in the premises, in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such petition, order for relief or appointment shall not be dismissed or remain unstayed and in effect for a period of 60 consecutive days; or

                  (v) the commencement by the Issuer of a voluntary case under any applicable Federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing;

                  (vi) failure to pay the Secured Obligations in full on or prior to the Final Scheduled Payment Date; or

                  (vii) the Issuer becomes subject to registration as an "investment company" under the 1940 Act.

         SECTION 5.2.  Rights upon Event of Default.

         If an Event of Default specified in Section 5.1(i), (ii), (iv) or (v) shall have occurred and be continuing, the Trustee shall automatically declare by written notice to the Issuer that the Notes become, whereupon they shall become, immediately due and payable at one hundred percent (100%) of their outstanding principal balance, together with accrued and unpaid interest thereon (and any interest on such unpaid interest to the extent provided herein or in the Sale and Servicing Agreement); provided, however, that if an Event of Default specified in Section 5.1(i), (ii), (iv) or (v) shall have occurred and be continuing, such declaration may be rescinded by Noteholders representing at least 80% of the Note Balance directing the Trustee in writing to such effect. If an Event of Default specified in Section 5.1(iii), (vi) or (vii) shall have occurred and be continuing, the Trustee shall, if so requested in writing by the
Note Voting Amount, declare by written notice to the Issuer, that the Notes become, whereupon they shall become, immediately due and payable at one hundred percent (100%) of their outstanding principal balance, together with accrued and unpaid interest thereon (and any interest on such unpaid interest to the extent provided herein or in the Sale and Servicing Agreement). The Trustee shall send written notice to the Rating Agency and the Noteholders, of any such declaration or rescission on the same day the Trustee sends such notice to the Issuer or within two (2) Business Days of it receiving such direction of rescission.

         SECTION 5.3. Collection of Indebtedness and Suits for Enforcement by Trustee.

         (a) The Issuer covenants that if the Notes are accelerated following the occurrence of an Event of Default, the Issuer will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of the Notes, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal at the applicable interest rate, and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest, at the applicable interest rate and in addition thereto such further amount as shall be sufficient to cover the reasonable costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel.

         (b) If an Event of Default occurs and is continuing, the Trustee may proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate Proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

         (c) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (i) to file and prove a claim or claims for the whole amount of principal, interest and premium, if any, owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

                  (ii) unless prohibited by applicable law or regulations, to vote on behalf of the Holders of the Notes in any election of a trustee, a standby trustee or any Person performing similar functions in any such Proceedings;

                  (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and

                  (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee or the Holders of Notes allowed in any Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, assignee, custodian, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

         (d) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

         (e) All rights of action and of asserting claims under this Indenture or under any of the Notes may be enforced by the Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

         (f) In any Proceedings brought by the Trustee or to which the Trustee shall be a party (including any Proceedings involving the interpretation of any provision of this Indenture), the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

         SECTION 5.4. Remedies. If an Event of Default shall have occurred and be continuing the Trustee may, and at the direction of the Note Voting Amount shall, exercise (subject to Section 5.5) any one or more of the following remedies, whether subsequently or concurrently:

                  (i) institute Proceedings in its own name and as or on behalf of a trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

                  (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

                  (iii) exercise any remedies of a secured party under the UCC and any other remedy available to the Trustee and take any other appropriate action to protect and enforce the rights and remedies of the Secured Parties; and

                  (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, that the Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, other than an Event of Default described in Section 5.1(i) or (ii), unless (A) all the Noteholders consent thereto, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest (after payment of any amounts required to be paid prior to the Noteholders in accordance with the terms hereof) or (C) the Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Trustee provides prior written notice to the Rating Agency and obtains the consent of the Note Voting Amount. In determining such sufficiency or insufficiency with respect to clauses (B) and (C), the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         SECTION 5.5. Optional Preservation of the Receivables. If the Notes have been declared to be due and payable under Section 5.2 and such declaration and its consequences have not been rescinded and annulled, the Trustee shall, if so directed in writing by the Note Voting Amount, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

         SECTION 5.6. Priorities. If the Trustee collects any money or property pursuant to this Article V, the Trustee shall pay out such money or property according to the priorities set forth in Section 4.4 of the Sale and Servicing Agreement.

         The Trustee may fix a special record date and special payment date for any payment to Noteholders pursuant to this Section 5.6. At least 15 days before such special record date, the Trustee shall mail to the Rating Agency, each Noteholder and the Issuer a notice that states the special record date, the special payment date and the amount to be paid.

         SECTION 5.7. Limitation of Suits. No Holder of any Note shall have any right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                  (i) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

                  (ii) the Holders of not less than 25% of the Note Balance have made written request to the Trustee to institute such Proceeding in respect of such Event of Default in its own name as Trustee hereunder;

                  (iii) such Holder or Holders have offered to the Trustee reasonable indemnity, as determined in the sole discretion of the Trustee, against the costs, expenses and liabilities to be incurred in complying with such request;

                  (iv) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

                  (v) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Note Voting Amount;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

         In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than the Note Voting Amount, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

         SECTION 5.8. Unconditional Rights of Noteholders To Receive Principal and Interest. Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

         SECTION 5.9. Restoration of Rights and Remedies. If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

         SECTION 5.10. Rights and Remedies Cumulative. No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         SECTION 5.11. Delay or Omission Not a Waiver. No delay or omission of the Trustee or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

         SECTION 5.12. Control by Noteholders. The Note Voting Amount shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to the Notes or exercising any trust or power conferred on the Trustee; provided that

                  (i) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (ii) subject to the express terms of Section 5.4, any direction to the Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes representing all the Noteholders;

                  (iii) if the conditions set forth in Section 5.5 have been satisfied and the Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Trustee by all the Noteholders to sell or liquidate the Trust Estate shall be of no force and effect; and

                  (iv) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; provided, that, subject to Section 6.1, the Trustee need not take any action that it determines might involve it in liability or would be expected to materially adversely affect the rights of any Noteholders not consenting to such action, except that no such action shall be deemed to be expected to materially adversely affect the rights of the Holders of any Notes by reason of such Holders being subordinate to the Holders of any other Notes under the terms of this Indenture or with respect to the Indenture Collateral.

         SECTION 5.13. Waiver of Past Defaults. The Note Voting Amount may waive any past Default or Event of Default and its consequences except a Default (a) in payment of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note; provided, however, that the declaration of the Events of Default set forth in clauses (i), (ii), (iv) and (v) of such Section may be rescinded only by Noteholders representing at least 80% of the Note Balance. In the case of any such waiver or rescission, the Issuer, the Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver or rescission shall extend to any subsequent or other Default or impair any right consequent thereto.

         Upon any such waiver, such Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereto.

         SECTION 5.14. Undertaking for Costs. All parties to this Indenture agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to (a) any suit instituted by the Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Note Balance or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

         SECTION 5.15. Waiver of Stay or Extension Laws. The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantages of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 5.16. Action on Notes. The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the Lien of this Indenture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.

         SECTION 5.17.  Performance and Enforcement of Certain Obligations.

         (a) Promptly following a request from the Trustee to do so and at the Issuer's expense, the Issuer agrees to take all such lawful action as the Trustee may request to compel or secure the performance and observance by the Servicer and the Seller, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement.

         (b) If an Event of Default has occurred and is continuing the Trustee may, and at the direction (which direction shall be in writing, including facsimile) of the Note Voting Amount shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Seller or the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall be suspended.

                                   ARTICLE VI
                                   The Trustee
                                   -----------

         SECTION 6.1.  Duties of Trustee.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a similarly situated trustee would exercise or use under such circumstances.

         (b) Except during the continuance of an Event of Default:

                  (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and the other Related Documents, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Indenture and the other Related Documents to which it is a party.

         (c) The Trustee may not be relieved from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, except that:

                  (i) this clause (c) does not limit the effect of clause (b) of this Section 6.1;

                  (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was grossly negligent in ascertaining the pertinent facts; and

                  (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to any provision of this Indenture.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to clauses (a), (b) and (c) of this Section 6.1.

         (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Issuer or as expressly provided in the Related Documents.

         (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

         (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayments of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

         (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 6.1.

         (i) The Trustee shall, upon one Business Day's prior notice to the Trustee, from any representative of the Noteholders, the Initial Purchaser, the Issuer or the Servicer, during the Trustee's normal business hours, permit such Person to examine all books of account, records, reports and other papers of the Trustee relating to the Notes, to make copies and extracts therefrom and to discuss the Trustee's affairs and actions, as such affairs and actions relate to the Trustee's duties with respect to the Notes, with the Trustee's officers and employees responsible for carrying out the Trustee's duties with respect to the Notes. All expenses incurred by the Trustee in connection with such examination shall be borne by the party conducting such examination.

         (j) In no event shall the Trustee be required to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer, or any other party, under the Sale and Servicing Agreement.

         (k) The Trustee shall, and hereby agrees that it will, perform all of the obligations and duties required of it under the Sale and Servicing Agreement.

         (l) Without limiting the generality of this Section 6.1, the Trustee, in its capacity as Trustee, shall have no duty, unless specifically set forth in this Indenture or the other Related Documents, (i) to see to any recording, filing or depositing of this Indenture or any agreement referred to herein or any financing statement evidencing a security interest, in the Receivables or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to the payment or discharge of any tax, assessment or other governmental charge or any Lien or encumbrance of any kind owing with respect to, assessed or levied against any part of the Trust Estate, (iii) to confirm or verify the contents of any reports or certificates delivered to the Trustee pursuant to this Indenture or the Sale and Servicing Agreement believed by the Trustee to be genuine and to have been signed or presented by the proper party or parties, or
(iv) to ascertain or inquire as to the performance or observance of any of the Issuer's or the Servicer's representations, warranties or covenants or the Servicer's duties and obligations as Servicer.

         (m) For all purposes under this Indenture, the Trustee shall not be deemed to have notice or knowledge of any Event of Default described in clauses
(iii)-(vii) of Section 5.1 hereof unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any such event is received by a Responsible Officer of the Trustee, and such notice references the Notes generally, the Issuer, the Trust Estate or this Indenture.

         SECTION 6.2.  Rights of Trustee.

         (a) The Trustee may rely on any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officer's Certificate (with respect to factual matters) or an Opinion of Counsel (with respect to any matters of law), or both, as applicable. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel, as applicable, or as directed by the requisite amount of Noteholders as provided herein.

         (c) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Trustee shall not be responsible for the actions of any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

         (d) The Trustee shall not be liable for any action it takes or omits to take which it reasonably and in good faith believes to be authorized or within its rights or powers; provided, that the Trustee's conduct does not constitute willful misconduct or gross negligence.

         (e) The Trustee shall be under no obligation to institute, conduct or defend any litigation under this Indenture or in relation to this Indenture, at the request, order or direction of any of the Holders of Notes, pursuant to the provisions of this Indenture, unless such Holders of Notes shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; provided, that the Trustee shall, upon the occurrence of an Event of Default (that has not been cured), exercise the rights and powers vested in it by this Indenture with reasonable care and skill.

         (f) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing to do so by the Holders of Notes evidencing not less than 25% of the Note Balance; provided, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture or the Sale and Servicing Agreement, the Trustee may require reasonable indemnity against such cost, expense or liability as a condition to so proceeding; the reasonable expense of every such examination shall be paid by the Person making such request, or, if paid by the Trustee, shall be reimbursed by the Person making such request upon demand.

         (g) Provided the Trustee has sent out notices to Noteholders in accordance with this Indenture, the Trustee may act as directed by the Note Voting Amount responding in writing to the request contained in such notice. In addition, the Trustee shall have no liability to any Noteholder with respect to any action taken pursuant to such notice within the time period set forth in such notice.

         SECTION 6.3. Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee is required to comply with Sections 6.11 and 6.12.

         SECTION 6.4. Trustee's Disclaimer. (a) The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture, the Trust Estate or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Trustee's certificate of authentication.

         (b) The receipt by the Trustee or the Paying Agent of any reports, information or other documents that are provided to the Trustee or the Paying Agent for purposes of enabling the sending party to comply with its document delivery requirements hereunder shall not constitute constructive or actual notice of any information contained therein or determinable from any information contained therein, including the Issuer or the Servicer's compliance with any of its covenants, representations or warranties hereunder, unless otherwise specifically set forth in this Indenture or such document.

         SECTION 6.5. Notice of Defaults and Rating Agency Action. If a Default occurs and is continuing, or the Rating Agency takes action with respect to any Notes (including, without limitation, downgrading or upgrading any Notes, withdrawing the rating of any Notes or placing any Notes on ratings watch) and is known to a Responsible Officer of the Trustee, the Trustee shall mail to each Noteholder notice of such Default, or Rating Agency action, within five Business Days after such Default, or Rating Agency action, becomes known to such Responsible Officer.

         SECTION 6.6. Reports by Trustee to Holders. The Trustee shall deliver to each Noteholder such information as the Issuer may direct it to provide and which information shall be provided to the Trustee by the Servicer to enable each Noteholder to prepare its federal and state income tax returns.

         SECTION 6.7.  Compensation and Indemnity.

         (a) The Seller has agreed with the Trustee and the Backup Servicer that the Trustee and the Backup Servicer, as the case may be, shall be entitled to certain annual fees, which shall not be limited by any law on compensation of a trustee of an express trust. The Seller has also agreed that the Trustee and the Backup Servicer shall be entitled to reimbursement for all reasonable out-of-pocket expenses incurred or made by such Person, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's and the Backup Servicer's agents, counsel, accountants and experts.

         (b) The Seller hereby agrees to indemnify the Trustee and the Backup Servicer against any and all loss, liability or expense (including reasonable attorneys' fees and expenses) incurred by such Person in connection with the administration of this trust and the performance of their duties hereunder and under the Related Documents, unless such loss, liability or expense is the result of such Person's own gross negligence or willful misconduct or, in the case of the Backup Servicer, by reason of a breach of any of the Backup Servicer's representations or warranties set forth in the Sale and Servicing Agreement.

         (c) The Trustee and the Backup Servicer shall be entitled to a distribution in respect of fees and expenses pursuant to Sections 4.4(i), (ii) (when the Backup Servicer is acting Servicer) and (ix) of the Sale and Servicing Agreement. When the Trustee incurs expenses after the occurrence of an Event of Default specified in Section 5.1(iv) or (v) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law. Notwithstanding anything else set forth in this Indenture or the Related Documents, the Trustee agrees that the obligations of the Issuer to the Trustee hereunder and under the Related Documents shall be recourse to the Trust Estate only and specifically shall not be recourse to the assets of the Issuer. In addition, the Trustee agrees that its recourse to the Issuer and the Trust Estate shall be limited to the right to receive the distributions referred to in the first two sentences of this Section 6.7(c).

         SECTION 6.8. Replacement of Trustee. The Trustee may resign at any time by providing 60 days' prior written notice to the Issuer, the Noteholders and the Rating Agency. The Issuer or the Note Voting Amount may remove the Trustee, if:

                  (i) the Trustee fails to comply with Section 6.11;

                  (ii) a court having jurisdiction in the premises in respect of the Trustee in an involuntary case or proceeding under federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, shall have entered a decree or order for relief or appointing a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or similar official) for the Trustee or for any substantial part of the Trustee's property, or ordering the winding-up or liquidation of the Trustee's affairs, provided any such decree or order shall have continued unstayed and in effect for a period of 60 consecutive days or the commencement of an involuntary case under the federal bankruptcy laws, as now or hereafter in effect, or another present or future federal or state bankruptcy, insolvency or similar law and such case is not dismissed within 60 days;

                  (iii) the Trustee commences a voluntary case, or consents to the entry of an order for relief in an involuntary case, in either case under any federal or state banking or bankruptcy laws, as now or hereafter constituted, or any other applicable federal or state bankruptcy, insolvency or other similar law, or consents to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, conservator, sequestrator (or other similar official) for the Trustee or for any substantial part of the Trustee's property, or makes any assignment for the benefit of creditors or fails generally to pay its debts as such debts become due or takes any corporate action in furtherance of any of the foregoing;

                  (iv) the Trustee otherwise becomes incapable of acting; or

                  (v) the Trustee fails, in any material respect, to perform its obligations hereunder or under the Sale and Servicing Agreement.

Notice of the occurrence of any of the foregoing events shall be sent to the Rating Agency by the Trustee and Issuer.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Issuer shall promptly provide written notice of such event to the Rating Agency and the Noteholders and shall, with the prior written consent of the Note Voting Amount, appoint a successor Trustee. If the Issuer fails to appoint such a successor Trustee, within thirty days of Issuer's notice, the Trustee may appoint a successor Trustee, with the prior written consent of the Note Voting Amount (which consent shall not be unreasonably withheld).

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee, the Rating Agency and to the Issuer. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Noteholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Issuer or the
Note Voting Amount may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         Any resignation or removal of the Trustee and appointment of a successor Trustee pursuant to any of the provisions of this Section 6.8 shall not become effective until acceptance of appointment by the successor Trustee pursuant to this Section 6.8 and payment of all fees and expenses owed to the outgoing Trustee; provided, that if the Trustee provides written notice of its resignation and a successor Trustee is not appointed within 60 days, then the Trustee may request that a court of competent jurisdiction appoint such a successor Trustee. Notwithstanding the replacement of the Trustee pursuant to this Section, the retiring Trustee shall be entitled to payment or reimbursement of such amounts as such Person is entitled pursuant to Section 6.7.

         SECTION 6.9. Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee, provided, that such successor to the Trustee shall be subject to Section 6.8 and shall meet the eligibility requirements of Section 6.11 as of the date of such succession. If such surviving or transferee corporation does not meet such eligibility requirements, it may be removed pursuant to Section 6.8 hereof. The Trustee shall provide the Rating Agency prompt notice of any such transaction.

         In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Trustee shall have.

         SECTION 6.10.  Appointment of Co-Trustee or Separate Trustee.

         (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Trustee, subject to the disqualifying conditions of Section 6.8, shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section
6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

         (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                  (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee (at the expense of the Issuer), but solely at the direction of the Trustee;

                  (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

                  (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

         (d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

         SECTION 6.11. Eligibility; Disqualification. The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent filed report of condition.

         SECTION 6.12. Appointment and Powers. Subject to the terms and conditions hereof, each of the Secured Parties hereby appoints BNY Midwest Trust Company, as Trustee with respect to the Indenture Collateral and BNY Midwest Trust Company, hereby accepts such appointment and agrees to act as the Trustee on behalf of the Secured Parties with respect to the Indenture Collateral, to maintain custody and possession of such Indenture Collateral (except as otherwise provided hereunder or under the Sale and Servicing Agreement) and to perform the other duties of the Trustee in accordance with the provisions of this Indenture. Each Secured Party hereby authorizes the Trustee to take such action on its behalf, and to exercise such rights, remedies, powers and privileges hereunder, as are specifically authorized to be exercised by the Trustee by the terms hereof, together with such actions, rights, remedies, powers and privileges as are reasonably incidental thereto.

         SECTION 6.13. Limitation on Liability. Neither the Trustee nor any of its directors, officers or employees, shall be liable for any action taken or omitted to be taken by it or them hereunder, or in connection herewith, except that the Trustee shall be liable for its gross negligence or willful misconduct; nor shall the Trustee be responsible for the validity, effectiveness, value, sufficiency or enforceability against the Issuer of this Indenture or any of the Indenture Collateral (or any part thereof). Notwithstanding any term or provision of this Indenture, the Trustee shall incur no liability to the Issuer or the Secured Parties for any action taken or omitted by the Trustee in connection with the Indenture Collateral, except for the gross negligence or willful misconduct on the part of the Trustee and, further, shall incur no liability to the Secured Parties except for gross negligence or willful misconduct in carrying out its duties to the Secured Parties. Subject to Section 6.14, the Trustee shall be protected and shall incur no liability to any such party in relying upon the accuracy, acting in reliance upon the contents, and assuming the genuineness of any notice, demand, certificate, signature, instrument or other document reasonably believed by the Trustee to be genuine and to have been duly executed by the appropriate signatory, and (absent actual knowledge to the contrary) the Trustee shall not be required to make any independent investigation with respect thereto. The Trustee shall at all times be free independently to establish to its reasonable satisfaction, but shall have no duty to independently verify, the existence or nonexistence of facts that are a condition to the exercise or enforcement of any right or remedy hereunder or under any of the Related Documents. The Trustee may consult with counsel, and shall not be liable for any action taken or omitted to be taken by it hereunder in good faith and in accordance with the advice of such counsel, which advice shall be confirmed in writing. The Trustee shall not be under any obligation to exercise any of the remedial rights or powers vested in it by this Indenture or to follow any direction from the Issuer unless it shall have received security or indemnity reasonably satisfactory to the Trustee against the costs, expenses and liabilities which might be incurred by it.

         SECTION 6.14. Reliance upon Documents. In the absence of gross negligence on its part, the Trustee shall be entitled to rely on any communication, instrument, paper or other document reasonably believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons and shall have no liability in acting, or omitting to act, where such action or omission to act is in reasonable reliance upon any statement or opinion contained in any such document or instrument.

         SECTION 6.15. Representations and Warranties of the Trustee. The Trustee represents and warrants to the Issuer and to each Secured Party as follows:

         (a) Due Organization. The Trustee is an Illinois trust company duly organized, validly existing and in good standing under the laws of its organization, and is duly authorized and licensed under applicable law to conduct its business as presently conducted.

         (b) Corporate Power. The Trustee has all requisite right, power and authority to execute and deliver this Indenture and to perform all of its duties as Trustee hereunder.

         (c) Indenture Collateral. The Trustee has no actual or constructive knowledge that the Indenture Collateral is subject to the actual or claimed Lien or ownership interest of any Person (other than the Issuer and the Trustee).

         (d) Due Authorization. The execution and delivery by the Trustee of this Indenture and the other Related Documents to which it is a party, and the performance by the Trustee of its duties hereunder and thereunder, have been duly authorized by all necessary corporate proceedings, and no further approvals or filings, including any governmental approvals, are required for the valid execution and delivery by the Trustee or the performance by the Trustee, of this Indenture and each other Related Documents to which it is a party.

         (e) Valid and Binding Indenture. The Trustee has duly executed and delivered this Indenture and each other Related Document to which it is a party, and each of this Indenture and each such other Related Document constitutes the legal, valid and binding obligation of the Trustee, enforceable against the Trustee in accordance with their respective terms, except as (i) such enforceability may be limited by bankruptcy, insolvency, reorganization and similar laws relating to or affecting the enforcement of creditors' rights generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability.

         SECTION 6.16. Waiver of Setoffs. The Trustee hereby expressly waives any and all rights of setoff that the Trustee may otherwise at any time have under applicable law with respect to any Trust Account and agrees that amounts in the Trust Accounts shall at all times be held and applied solely in accordance with the provisions hereof and the Sale and Servicing Agreement.

                                   ARTICLE VII
                         Noteholders' Lists and Reports
                         ------------------------------

         SECTION 7.1. Issuer to Furnish Trustee Names and Addresses of Noteholders. The Issuer will furnish or cause to be furnished to the Trustee (a) on the Closing Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Notes as of the Closing Date and
(b) at such other times as the Trustee may request in writing within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, that so long as the Trustee is the Note Registrar, no such list shall be required to be furnished.

         SECTION 7.2. Preservation of Information, Communications to
Noteholders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders of Notes received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in such Section 7.1 upon receipt of a new list so furnished. The Trustee shall make such list available to any Noteholder upon written request by such Person.

         (b) Noteholders may communicate with other Noteholders with respect to their rights under this Indenture or under the Notes.

         SECTION 7.3.  Reports by Issuer.

         (a) The Issuer shall, upon request, supply to the Trustee for mailing by the Trustee to all Noteholders, any information pertaining to the Issuer as the Trustee may determine to be reasonably necessary to afford Noteholders the ability to sell or transfer Notes pursuant to Rule 144A of the Securities Act.

         (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall end on December 31 of each year.

                                  ARTICLE VIII
                      Accounts, Disbursements and Releases
                      ------------------------------------

         SECTION 8.1. Collection of Money. Except as otherwise expressly provided herein or in the Sale and Servicing Agreement, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture. The Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of this Indenture or the Notes, the Trustee may take such action (after the applicable grace period, if any) as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

         SECTION 8.2.  Trust Accounts.

         (a) On or prior to the Closing Date, the Trustee shall establish and maintain, in the name of the Trustee, for the benefit of the Noteholders, the Trust Accounts as provided in Section 4.1 of the Sale and Servicing Agreement.

         (b) On each Payment Date and Redemption Date, the Trustee shall distribute amounts on deposit in the Note Payment Account to Noteholders in respect of the Notes to the extent of amounts due and unpaid on the Notes for principal and interest in the amounts and in the order of priority set forth in
Section 4.4 of the Sale and Servicing Agreement.

         SECTION 8.3.  General Provisions Regarding Accounts.

         (a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested and reinvested by the Trustee on behalf of the Issuer in Eligible Investments in accordance with the provisions of Section 4.1(d) of the Sale and Servicing Agreement.

         (b) Subject to Section 6.1(c), the Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Eligible Investment included therein, except for losses attributable to the Trustee's failure to make payments on such Eligible Investments issued by the Trustee, in its commercial capacity as principal obligor and not as Trustee, in accordance with their terms.

                                   ARTICLE IX
                             Supplemental Indentures
                             -----------------------

         SECTION 9.1. Supplemental Indentures Without Consent of Noteholders. Without the consent of the Holders of any Notes, the Issuer and the Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form and substance satisfactory to the Trustee, for any of the following purposes:

                  (i) to correct or amplify the description of any property at any time subject to the Lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the Lien created by this Indenture, or to subject to the Lien created by this Indenture additional property;

                  (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

                  (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

                  (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee;

                  (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture which may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Holders of the Notes; or

                  (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of
         Article VI.

         The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained. If requested by the Trustee, the Issuer shall cause to be delivered to the Trustee an Opinion of Counsel stating that execution of such supplemental indenture will not adversely affect the interests of any Noteholder.

         SECTION 9.2. Supplemental Indentures With Consent of Noteholders. The Issuer and the Trustee may, when authorized by an Issuer Order, with prior written notice to the Rating Agency and the prior written consent of the Note Voting Amount, enter into an indenture or supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, that no such supplemental indenture shall, without the prior written consent of the Holder of each Outstanding Note affected thereby:

                  (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

                  (ii) reduce the percentage of the Note Balance, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

                  (iii) modify or alter the definition of "Note Voting Amount" or the provisions of the second proviso to the definition of the term "Outstanding";

                  (iv) reduce the percentage of the Note Balance required to direct the Trustee to sell or liquidate the Trust Estate pursuant to
         Section 5.4;

                  (v) modify any provision of this Section 9.2 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Related Documents cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby;

                  (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Holders of Notes to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

                  (vii) permit the creation of any Lien ranking prior to or on a parity with the Lien created by this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the Lien created by this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the Lien created by this Indenture.

         SECTION 9.3.  Execution of Supplemental Indentures.

         (a) Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to Section 9.2, the Trustee shall mail to the Holders of the Notes a copy of such supplemental indenture. Any failure of the Trustee to mail such copy, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

         (b) In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and subject to Sections 6.1 and 6.2 shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

         SECTION 9.4. Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

         SECTION 9.5. Reference in Notes to Supplemental Indentures. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Trustee shall so determine, new notes so modified as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for Notes which are Outstanding.

                                    ARTICLE X
                               Redemption of Notes
                               -------------------

         SECTION 10.1. Redemption. In the event that CBC pursuant to Section 9.1 of the Sale and Servicing Agreement purchases the Receivables, the Notes are subject to redemption in whole, but not in part, on the Payment Date following the Determination Date on which such repurchase occurs, for a purchase price equal to the Redemption Price. If the Notes are to be redeemed pursuant to this
Section 10.1, the Issuer (or the Seller or Servicer on its behalf) shall furnish written notice of such election to the Trustee, the Backup Servicer and the Rating Agency not later than 25 days prior to the Redemption Date and, following deposit of the Redemption Price into the Note Payment Account, all the Notes shall be due and payable on the Redemption Date. The Trustee will give notice to each Noteholder at least 15 days prior to any such redemption.

         SECTION 10.2. Form of Redemption Notice. Notice of redemption under
Section 10.1 shall be given by the Trustee by first-class mail, postage prepaid, mailed not less than fifteen days prior to the applicable Redemption Date to the Rating Agency and each Holder of Notes (or, upon request by a Noteholder which purchased the Notes on the Closing Date, by facsimile), as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder's address appearing in the Note Register.

         All notices of redemption shall state:

                  (i) the Redemption Date;

                  (ii) the Redemption Price; and

                  (iii) the place where such Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2).

         Notice of redemption of the Notes shall be given by the Trustee in the name and at the expense of the Issuer. Failure to give notice of redemption, or any defect therein, to the Rating Agency or any Holder of any Note shall not impair or affect the validity of the redemption of any other Note.

         SECTION 10.3. Notes Payable on Redemption Date. The Notes to be redeemed shall, following notice of redemption (if any) as required by Section 10.2, on the Redemption Date become due and payable at the Redemption Price, and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                   ARTICLE XI
                                  Miscellaneous
                                  -------------

         SECTION 11.1.  Compliance Certificates and Opinions, etc.

         (a) Upon an application or request by the Issuer to the Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

                  (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (iii) a statement that, in the reasonable opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

         (b) (i) Prior to the deposit of any Indenture Collateral or other property or securities with the Trustee that is to be made the basis for the release of any property subject to the Lien created by this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, furnish to the Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Indenture Collateral or other property or securities to be so deposited.

                  (ii) Whenever the Issuer is required to furnish to the Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (i) above, the Issuer shall also deliver to the Trustee an Independent Certificate as to the same matters, if the fair value to the Issuer of the property to be so deposited and of all other such property made the basis of any such withdrawal or release since the commencement of the then current fiscal year of the Issuer, as set forth in the certificates delivered pursuant to clause (i) above and this clause (ii), is 10% or more of the initial Note Balance, but such a certificate need not be furnished with respect to any property so deposited, if the fair value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the Note Balance.

                  (iii) Other than with respect to any release described in clause (A) or (B) of Section 11.1(b)(v), whenever any property or securities are to be released from the Lien created by this Indenture, the Issuer shall also furnish to the Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security interest created by this Indenture in contravention of the provisions herein.

                  (iv) Whenever the Issuer is required to furnish to the Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in clause (iii) above, the Issuer shall also furnish to the Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities (other than property described in clauses (A) or (B) of Section 11.1(b)(v)) released from the Lien created by this Indenture since the commencement of the then current fiscal year, as set forth in the certificates required by clause (iii) above and this clause (iv), equals 10% or more of the initial Note Balance, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent of the then initial Note Balance.

                  (v) Notwithstanding any other provision of this Section 11.1, the Issuer may without compliance with the other provisions of this
         Section 11.1 (A) collect, liquidate, sell, or otherwise dispose of Receivables as and to the extent permitted or required by the Related Documents (including as provided in Section 3.1 of the Sale and Servicing Agreement), (B) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Related Documents and
         (C) make distributions to its member pursuant to Section 3.17.

         SECTION 11.2. Form of Documents Delivered to Trustee. In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such Authorized Officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer or the Issuer, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

         Whenever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended and understood that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

         SECTION 11.3.  Acts of Noteholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this
Section 11.3.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Trustee deems sufficient.

         (c) The ownership of Notes shall be proved by the Note Register.

         (d) Any request, demand, authorization, direction, notice, consent, waiver or Act by the Holder of any Notes shall bind the Holder of every Note issued-upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

         SECTION 11.4. Notices, etc., to Trustee, Issuer and Rating Agency. Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnished to or filed with:

         (a) the Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, or

         (b) the Issuer by the Trustee or by any Noteholder (except as otherwise provided in Section 3.2) shall be sufficient for every purpose hereunder if in writing and mailed, first-class, postage prepaid, to the Issuer addressed to:
CBC Insurance Revenue Securitization, LLC, c/o Clark/Bardes Consulting, Inc., 102 South Wynstone Park Drive, North Barrington, Illinois 60010, Attention: Andy Lee, or at any other address previously furnished in writing to the Trustee by the Issuer. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Trustee.

         Notices required to be given to the Rating Agency by the Issuer or the Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested to the Rating Agency at Standard & Poor's Ratings Services, at 55 Water Street, 41st Floor, New York, New York 10041, Attention:
Structured Finance - Asset-Backed Surveillance; or at such other address as shall be designated by written notice to the parties hereto. Notwithstanding any provision hereof to the contrary, a copy of each notice required to be provided hereunder shall be provided to the Rating Agency.

         SECTION 11.5. Notices to Noteholders; Waiver. Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

         In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be reasonably satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

         Where this Indenture provides for notice to the Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

         SECTION 11.6. Waiver of Trial by Jury. TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY HERETO IRREVOCABLY WAIVES ALL RIGHT OF TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF, OR IN CONNECTION WITH, ANY RELATED DOCUMENT OR ANY MATTER ARISING THEREUNDER.

         SECTION 11.7. Effect of Headings and Table of Contents. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

         SECTION 11.8. Successors and Assigns. All covenants and agreements by the Issuer in this Indenture and the Notes shall bind its successors and permitted assigns, whether so expressed or not. All agreements of the Trustee in this Indenture shall bind its successors.

         SECTION 11.9. Severability. In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 11.10. Benefits of Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

         SECTION 11.11. Legal Holidays. In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

         SECTION 11.12. GOVERNING LAW. THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN WITH RESPECT TO PERFECTION OF THE GRANT HEREUNDER), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 11.13. Counterparts. This Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 11.14. Recording of Indenture. If this Indenture is subject to recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an Opinion of Counsel (which may be counsel to the Trustee or any other counsel reasonably acceptable to the Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Trustee under this Indenture.

         SECTION 11.15. Trust Obligation. No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes or under this Indenture or any other Related Document or any certificate or other writing delivered in connection herewith or therewith, against (i) the Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Trustee in its individual capacity, any holder of a beneficial interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Trustee has no such obligations in its individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         SECTION 11.16. No Petition. The Trustee, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Related Documents until one year and one day after the latest maturity date of any security issued by the Issuer.

         SECTION 11.17. Inspection. The Issuer agrees that, on reasonable prior notice, it will permit any representative of the Trustee, the Rating Agency or the Backup Servicer, at such Person's own expense (other than the Trustee's), during the Issuer's normal business hours, to examine all the books of account, records, reports, and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. Nothing in this Section 11.17 shall derogate from the obligation of the Issuer to observe any applicable law prohibiting disclosure of information regarding the Obligors, and the failure of the Issuer to provide access as provided in this Section
11.17 as a result of such obligation shall not constitute a breach of this
Section 11.17. The Trustee, the Rating Agency, and the Backup Servicer shall and shall cause their respective representatives to hold in confidence all such information. Notwithstanding anything herein to the contrary, the foregoing shall not be construed to prohibit (i) the disclosure of any and all information that is or becomes publicly known, or information obtained by the Trustee, the Rating Agency or the Backup Servicer from sources other than the Issuer or the Servicer, (ii) disclosure of any and all information (A) if required to do so by any applicable statute, law, rule or regulation, (B) to any government agency or regulatory body having or claiming authority to regulate or oversee any aspects of the Trustee's or any Noteholder's business or that of its affiliates, (C) pursuant to any subpoena, civil investigative demand or similar demand or request of any court, regulatory authority, arbitrator or arbitration to which the Trustee, the Rating Agency or the Backup Servicer or an affiliate or an officer, director, employer or shareholder thereof is a party, (D) in any preliminary or final offering circular, registration statement or contract or other document pertaining to the transactions contemplated by this Indenture approved in advance by the Servicer or the Issuer or (E) to any affiliate, independent or internal auditor, agent, employee or attorney of the Trustee, the Rating Agency, or the Backup Servicer having a need to know the same; provided that the Trustee, the Rating Agency, or the Backup Servicer advises such recipient of the confidential nature of the information being disclosed, or (iii) any other disclosure authorized by the Issuer.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

                                       CBC INSURANCE REVENUE
                                       SECURITIZATION, LLC,
                                       as Issuer

                                       By:    /s/ James Radosevich
                                              ----------------------------------
                                       Name:  James Radosevich
                                       Title: Secretary

                                       BNY MIDWEST TRUST COMPANY,
                                       not in its individual capacity,
                                       but solely as Trustee

                                       By:    /s/ Marian Onischak
                                              ----------------------------------
                                       Name:  Marian Onischak
                                       Title: Assistant Vice President

                                                                     Exhibit A-1

                             FORM OF CLASS A-1 NOTE

            UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS SET FORTH IN SECTIONS 2.09 AND 2.15 OF THE INDENTURE REFERRED TO HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THE ISSUER OF THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS BOTH A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED UNDER RULE 144A UNDER THE SECURITIES ACT) AND A "QUALIFIED PURCHASER" (AS DEFINED UNDER SECTION 2(a)(51) OF THE 1940 ACT) THAT PURCHASES THIS NOTE FOR ITS OWN ACCOUNT (AND NOT THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AN AGENT FOR THE ACCOUNT OF ANOTHER PERSON WHO IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN RELIANCE ON RULE 144A, (II) TO A PERSON THAT IS BOTH AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT) AND A QUALIFIED PURCHASER THAT PURCHASES THE NOTES FOR ITS OWN ACCOUNT (AND NOT THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AN AGENT FOR THE ACCOUNT OF ANOTHER PERSON WHO IS BOTH AN ACCREDITED INVESTOR

                                   Exh A-1-1

AND A QUALIFIED PURCHASER IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (III) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT, AND, IN ALL CASES, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND, IN EACH CASE, IN COMPLIANCE WITH THE INDENTURE AND, IF REQUESTED BY THE ISSUER OR THE TRUSTEE, SUBJECT TO THE RECEIPT BY THE ISSUER AND THE TRUSTEE OF A CERTIFICATION OF THE TRANSFEREE AND AN OPINION OF COUNSEL (SATISFACTORY TO THE ISSUER AND THE TRUSTEE) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, THE 1940 ACT AND APPLICABLE STATE SECURITIES LAWS.

SECTION 2.9 AND SECTION 2.15 OF THE INDENTURE CONTAIN FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.9 OF THE INDENTURE.

IF THE ISSUER DETERMINES THAT A HOLDER OR BENEFICIAL OWNER OF THIS NOTE IS NOT A "QUALIFIED PURCHASER" AS THAT TERM IS DEFINED IN SECTION 2(A)(51)(A) OF THE 1940 ACT, THE ISSUER SHALL HAVE THE RIGHT, AT ITS OPTION, (I) TO REQUIRE SUCH HOLDER OR BENEFICIAL OWNER TO DISPOSE OF SUCH HOLDER'S OR BENEFICIAL OWNER'S NOTE TO A PERSON OR ENTITY WHICH IS QUALIFIED TO HOLD THE NOTE IMMEDIATELY UPON RECEIPT OF A NOTICE FROM THE ISSUER THAT THE HOLDER OR BENEFICIAL OWNER IS NOT A QUALIFIED PURCHASER OR (II) TO CALL FOR THE REDEMPTION OF THE NOTE OF SUCH HOLDER OR BENEFICIAL OWNER AT THE LEAST OF (A) THE PRINCIPAL AMOUNT THEREOF, (B) THE PRICE AT WHICH SUCH HOLDER OR BENEFICIAL OWNER ACQUIRED THE NOTE AND (C) THE CURRENT MARKET VALUE OF SUCH NOTES, TOGETHER WITH, IN EACH CASE, ACCRUED AND UNPAID INTEREST, IF ANY, TO THE EARLIER OF THE DATE OF REDEMPTION OR THE DATE WHEN IT WAS DISCOVERED THE HOLDER OR BENEFICIAL OWNER WAS NOT A QUALIFIED PURCHASER.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

                                   Exh A-2-1

REGISTERED                                                            $[_______]

NO. AR-1

                                                           CUSIP No. 12479M AA 6

                    CBC Insurance Revenue Securitization, LLC

             3.52 % INSURANCE REVENUE ASSET-BACKED NOTE, CLASS A-1,
                                 SERIES 2002-A

         CBC Insurance Revenue Securitization, LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, $[____________________________], payable on the 15th day of each February, May, August and November if such date is a Business Day, or if such date is not a Business Day, the next succeeding Business Day (the "Payment Date") in an amount equal to the amount, if any, payable from the Note Payment Account in respect of principal on the Notes pursuant to Section 3.1 of the Indenture (as hereinafter defined); provided, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of February 15, 2023 (the "Final Scheduled Payment Date") and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this
Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made in respect of the preceding Payment Date). Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from November 26, 2002 (the "Closing Date"). Interest will be computed on the basis of a 360-day year of twelve 30-day months (or, in the case of the first Payment Date, interest accrued from and including the Closing Date to but excluding such Payment Date computed on the basis of a 360-day year). Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 3.52% CBC Insurance Revenue Asset-Backed Notes, Class A-1, Series 2002-A (herein called the "Class A-1 Notes"), all issued under an Indenture dated as of October 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), between the Issuer and BNY Midwest Trust Company, as trustee (the "Trustee," which term includes any successor under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All capitalized terms used in this Note, not otherwise defined herein, that are defined or referred to in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

         The Class A Notes, the Class B Notes and the Class C Notes are and will be secured by the collateral pledged as security therefor as and to the extent provided in the Indenture.

         The Issuer shall pay interest on overdue installments of interest on the Class A-1 Notes at the Class A-1 Interest Rate to the extent lawful.

         As provided in the Indenture, the Notes will be redeemed pursuant to
Section 10.1 of the Indenture, in whole, but not in part, when CBC at its option on any Determination Date on or after the date on which the Note Balance is less than or equal to 10% of the initial Note Balance purchases the Receivables pursuant to Section 9.1 of the Sale and Servicing Agreement.

         Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee in its individual capacity, (ii) any owner of the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee in its individual capacity, any holder of an interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents until one year and one day after the latest maturity date of any security issued by the Issuer.

         It is the intent and agreement of the Issuer and the Trustee and the Noteholder that, for purposes of federal income, state and local income and franchise and any other income taxes, the Notes will be treated as debt of the Issuer. Each Noteholder, by acceptance of this Note, covenants and agrees to treat this Note as debt for such tax purposes and to take no action inconsistent with such treatment.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         This Note and the Indenture shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed by its Authorized Officer.



                                       CBC INSURANCE REVENUE SECURITIZATION, LLC



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      S-1                              Indenture

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                        BNY MIDWEST TRUST COMPANY, not in its
                                        individual capacity, but solely as
                                        Trustee



                                        By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                   ASSIGNMENT


Social Security or taxpayer I.D. or other identifying number of assignee:

_______________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _________________________________________________________________________
_________________________________________________________________ (name and address of assignee) the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________ attorney, to transfer the said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:___________________*



         In connection with any transfer of this Note occurring prior to the date that is the earlier of the date of an effective Registration Statement or the date two years after the later of the original issuance of this Note or the last date on which this Note was held by the Issuer, the Trustee or any affiliate of such Persons, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[ ] (b) this Note is being transferred in compliance with an exemption from registration under the Securities Act of 1933, as amended, other than in accordance with (a) above and documents are being furnished that comply with the conditions of transfer set forth in this Note and the Indenture.






---------------------------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

                                      S-2                              Indenture

If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Noteholder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.15 of the Indenture shall have been satisfied.

Date: _____________                  ___________________________________________
                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that (i) it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A or (ii) it is an "accredited investor" as defined in Rule 501(a) under the Securities Act, which has delivered to the Trustee a letter, in form and substance satisfactory to the Issuer and the Trustee.

Dated: ____________                  ___________________________________________
                                     NOTICE:  To be executed by an executive
                                     officer

                                                                     Exhibit A-2
                                                                     -----------


                             FORM OF CLASS A-2 NOTE
                             ----------------------

                                                                       Exhibit B
                                                                       ---------


                              FORM OF CLASS B NOTE
                              --------------------

                                                                       Exhibit C
                                                                       ---------
                              FORM OF CLASS C NOTE
                              --------------------

UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS NOTE SHALL BE LIMITED TO TRANSFERS SET FORTH IN SECTIONS 2.09 AND 2.15 OF THE INDENTURE REFERRED TO HEREIN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALLMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE. THE ISSUER OF THIS NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE "1940 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE, AGREES THAT THIS SECURITY MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (I) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS BOTH A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED UNDER RULE 144A UNDER THE SECURITIES ACT) AND A "QUALIFIED PURCHASER" (AS DEFINED UNDER SECTION 2(a)(51) OF THE 1940 ACT) THAT PURCHASES THIS NOTE FOR ITS OWN ACCOUNT (AND NOT THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AN AGENT FOR THE ACCOUNT OF ANOTHER PERSON WHO IS BOTH A QUALIFIED INSTITUTIONAL BUYER AND A QUALIFIED PURCHASER IN RELIANCE ON RULE 144A, (II) TO A PERSON THAT IS BOTH AN "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT) AND A QUALIFIED PURCHASER THAT PURCHASES THE NOTES FOR ITS OWN ACCOUNT (AND NOT THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AN AGENT FOR THE ACCOUNT OF ANOTHER PERSON WHO IS BOTH AN ACCREDITED INVESTOR AND A QUALIFIED PURCHASER IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (III) PURSUANT TO ANOTHER APPLICABLE EXEMPTION FROM THE

                                    Exh C-1

REGISTRATION UNDER THE SECURITIES ACT, AND, IN ALL CASES, IN COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS AND, IN EACH CASE, IN COMPLIANCE WITH THE INDENTURE AND, IF REQUESTED BY THE ISSUER OR THE TRUSTEE, SUBJECT TO THE RECEIPT BY THE ISSUER AND THE TRUSTEE OF A CERTIFICATION OF THE TRANSFEREE AND AN OPINION OF COUNSEL (SATISFACTORY TO THE ISSUER AND THE TRUSTEE) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, THE 1940 ACT AND APPLICABLE STATE SECURITIES LAWS.

SECTION 2.9 AND SECTION 2.15 OF THE INDENTURE CONTAIN FURTHER RESTRICTIONS ON THE TRANSFER AND RESALE OF THIS NOTE. EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE ACCEPTED THIS NOTE, SUBJECT TO THE FOREGOING RESTRICTIONS ON TRANSFERABILITY. IN ADDITION, EACH TRANSFEREE OF THIS NOTE, BY ACCEPTANCE HEREOF, IS DEEMED TO HAVE MADE THE REPRESENTATIONS AND AGREEMENTS SET FORTH IN SECTION 2.9 OF THE INDENTURE.

IF THE ISSUER DETERMINES THAT A HOLDER OR BENEFICIAL OWNER OF THIS NOTE IS NOT A "QUALIFIED PURCHASER" AS THAT TERM IS DEFINED IN SECTION 2(A)(51)(A) OF THE 1940 ACT, THE ISSUER SHALL HAVE THE RIGHT, AT ITS OPTION, (I) TO REQUIRE SUCH HOLDER OR BENEFICIAL OWNER TO DISPOSE OF SUCH HOLDER'S OR BENEFICIAL OWNER'S NOTE TO A PERSON OR ENTITY WHICH IS QUALIFIED TO HOLD THE NOTE IMMEDIATELY UPON RECEIPT OF A NOTICE FROM THE ISSUER THAT THE HOLDER OR BENEFICIAL OWNER IS NOT A QUALIFIED PURCHASER OR (II) TO CALL FOR THE REDEMPTION OF THE NOTE OF SUCH HOLDER OR BENEFICIAL OWNER AT THE LEAST OF (A) THE PRINCIPAL AMOUNT THEREOF, (B) THE PRICE AT WHICH SUCH HOLDER OR BENEFICIAL OWNER ACQUIRED THE NOTE AND (C) THE CURRENT MARKET VALUE OF SUCH NOTES, TOGETHER WITH, IN EACH CASE, ACCRUED AND UNPAID INTEREST, IF ANY, TO THE EARLIER OF THE DATE OF REDEMPTION OR THE DATE WHEN IT WAS DISCOVERED THE HOLDER OR BENEFICIAL OWNER WAS NOT A QUALIFIED PURCHASER.

BY ACCEPTANCE HEREOF, THE HOLDER OF THIS NOTE AGREES TO THE TERMS AND CONDITIONS SET FORTH IN THE INDENTURE AND HEREIN.

                                    Exh C-2

REGISTERED                                                           $[________]

NO. BR-1

                                                           CUSIP No. 12479M AD 0


                    CBC Insurance Revenue Securitization, LLC

        8.88% INSURANCE REVENUE ASSET-BACKED NOTE, CLASS C, SERIES 2002-A

         CBC Insurance Revenue Securitization, LLC, a limited liability company organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"), for value received, hereby promises to pay to CEDE & CO. or registered assigns, $[___________________________], payable on the 15th day of each February, May, August and November if such date is a Business Day, or if such date is not a Business Day, the next succeeding Business Day (the "Payment Date") in an amount equal to the amount, if any, payable from the Note Payment Account in respect of principal on the Notes pursuant to Section 3.1 of the Indenture (as hereinafter defined); provided, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of February 15, 2023 (the "Final Scheduled Payment Date") and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. The Issuer will pay interest on this Note at the rate per annum shown above on each Payment Date until the principal of this
Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made in respect of the preceding Payment Date). Interest on this Note will accrue for each Payment Date from the most recent Payment Date on which interest has been paid to but excluding such Payment Date or, if no interest has yet been paid, from November 26, 2002 (the "Closing Date"). Interest will be computed on the basis of a 360-day year of twelve 30-day months (or, in the case of the first Payment Date, interest accrued from and including the Closing Date to but excluding such Payment Date computed on the basis of a 360-day year). Such principal of and interest on this Note shall be paid in the manner specified in the Indenture.

         The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied first to interest due and payable on this Note as provided above and then to the unpaid principal of this Note.

         This Note is one of a duly authorized issue of Notes of the Issuer, designated as its 8.88% CBC Insurance Revenue Asset-Backed Notes, Class C, Series 2002-A (herein called the "Class C Notes"), all issued under an Indenture dated as of October 1, 2002 (as amended, supplemented or otherwise modified from time to time, the "Indenture"), between the Issuer and BNY Midwest

Trust Company, as trustee (the "Trustee," which term includes any successor under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture. All capitalized terms used in this Note, not otherwise defined herein, that are defined or referred to in the Indenture shall have the meanings assigned to them in or pursuant to the Indenture.

         The Class C Notes, the Class B Notes and the Class A Notes are and will be secured by the collateral pledged as security therefor as and to the extent provided in the Indenture.

         The Issuer shall pay interest on overdue installments of interest on the Class C Notes at the Class C Interest Rate to the extent lawful.

         As provided in the Indenture, the Notes will be redeemed pursuant to
Section 10.1 of the Indenture, in whole, but not in part, when CBC at its option on any Determination Date on or after the date on which the Note Balance is less than or equal to 10% of the initial Note Balance purchases the Receivables pursuant to Section 9.1 of the Sale and Servicing Agreement.

         Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer or the Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Trustee in its individual capacity, (ii) any owner of the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Trustee in its individual capacity, any holder of an interest in the Issuer or the Trustee or of any successor or assign of the Trustee in its individual capacity, except as any such Person may have expressly agreed and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

         Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture and such Note that such Noteholder will not at any time institute against the Issuer, or join in any institution against the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Related Documents until one year and one day after the latest maturity date of any security issued by the Issuer.

         It is the intent and agreement of the Issuer and the Trustee and the Noteholder that, for purposes of federal income, state and local income and franchise and any other income taxes, the Notes will be treated as debt of the Issuer. Each Noteholder, by acceptance of this Note, covenants and agrees to treat this Note as debt for such tax purposes and to take no action inconsistent with such treatment.

         The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

         This Note and the Indenture shall be construed in accordance with the laws of the State of Illinois, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

         No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

         Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture, or be valid or obligatory for any purpose.

         IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed, by its Authorized Officer.

                                       CBC INSURANCE REVENUE SECURITIZATION, LLC



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Notes designated above and referred to in the within-mentioned Indenture.

                                       BNY MIDWEST TRUST COMPANY, not in its
                                       individual capacity, but solely as
                                       Trustee



                                       By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                   ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

_______________________

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto____________________________________________________________________________
__________________________________(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints ___________________ attorney, to transfer the said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:___________________*



         In connection with any transfer of this Note occurring prior to the date that is the earlier of the date of an effective Registration Statement or the date two years after the later of the original issuance of this Note or the last date on which this Note was held by the Issuer, the Trustee or any affiliate of such Persons, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                   [Check One]
                                    ---------

[ ] (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or
                                       --

[ ] (b) this Note is being transferred in compliance with an exemption from registration under the Securities Act of 1933, as amended, other than in accordance with (a) above and documents are being furnished that comply with the conditions of transfer set forth in this Note and the Indenture.





------------------------
* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatsoever.

If neither of the foregoing boxes is checked, the Trustee or other Registrar shall not be obligated to register this Note in the name of any Person other than the Noteholder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.15 of the Indenture shall have been satisfied.

Date: _____________                  ___________________________________________
                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within-mentioned instrument in every particular, without alteration or any change whatsoever.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

         The undersigned represents and warrants that (i) it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A or (ii) it is an "accredited investor" as defined in Rule 501(a) under the Securities Act, which has delivered to the Trustee a letter, in form and substance satisfactory to the Issuer and the Trustee.

Dated: ____________                   __________________________________________
                                      NOTICE:  To be executed by an executive
                                      officer

                                                                       Exhibit D


                            Note Depository Agreement

                                                                       Exhibit E

                      List of Authorized Officers of Issuer